UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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☒ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

BARNES GROUP INC.

(Name of Registrant as Specified In Its Charter)

BARNES GROUP INC.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notes:

Reg. (S) 240.14a-101.

SEC 1913 (3-99)

Barnes Group Inc.

Executive Office

123 Main Street

Post Office Box 489

Bristol, Connecticut 06011-0489 U.S.A.

Tel. (860) 583-7070

March [    ], 2006

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD APRIL 20, 2006

You are invited to attend the Annual Meeting of Stockholders of Barnes Group Inc. which will be held at the Hartford/Windsor Marriott Airport Hotel, 28 Day Hill Road, Windsor, Connecticut 06095, at 11:00 a.m. on Thursday, April 20, 2006, for the following purposes:

1.	To elect two directors for a two-year term and four directors for a three-year term;

2.	To approve an amendment to the Barnes Group Inc. Restated Certificate of Incorporation to increase the number of authorized shares of common stock;

3.	To approve the Amended Barnes Group Inc. Stock and Incentive Award Plan;

4.	To approve the Barnes Group Inc. Performance-Linked Bonus Plan For Selected Executive Officers;

5.	To ratify the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for 2006; and

6.	To transact any other business that lawfully may come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on February 21, 2006 will be entitled to vote at the meeting.

Your vote is important. Please VOTE AS SOON AS POSSIBLE BY PROXY USING THE TELEPHONE OR INTERNET as described in the enclosed proxy card or, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, whether or not you plan to attend the meeting.

Signe S. Gates

Secretary

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

Page
Election of Directors (Proxy Proposal 1)	1

Retiring Director	4

The Board and Its Committees	4

Compensation of Directors	7

Stock Ownership by Directors and Executive Officers	9

Beneficial Owners of More Than 5% of Shares	10

Audit Committee Report	11

Compensation and Management Development Committee Report	13

Compensation	17

Stock Options	19

Securities Authorized for Issuance Under Equity Compensation Plans	22

Pension Plans	23

Employment Agreement	24

Change-In-Control and Severance Arrangements	25

Certain Relationships	26

Performance Graph	26

Approval of an Amendment to the Barnes Group Inc. Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock (Proxy Proposal 2)	27

Approval of the Amended Barnes Group Inc. Stock and Incentive Award Plan (Proxy Proposal 3)	28

Approval of the Barnes Group Inc. Performance-Linked Bonus Plan For Selected Executive Officers (Proxy Proposal 4)	35

Ratification of Selection of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm (Proxy Proposal 5)	37

Principal Accounting Fees and Services	37

Pre-Approval Policy and Procedures	38

Stockholder Proposals for 2007 Annual Meeting	39

General	40

Annex 1 – Audit Committee Charter

Annex 2 – Certificate of Amendment of the Restated Certificate of Incorporation

Annex 3 – Amended Stock and Incentive Award Plan

Annex 4 – Performance-Linked Bonus Plan For Selected Executive Officers

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

APRIL 20, 2006

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Barnes Group Inc. (the “Company”) of proxies to be voted at the Annual Meeting of Stockholders to be held on April 20, 2006 and at any adjournment thereof. A stockholder who votes by proxy using the telephone or the Internet as described in the proxy card, or signs and returns a proxy card in the accompanying form, may revoke it by notifying the Secretary of the meeting in person or in writing (including by delivery of a later dated proxy) at any time before it is voted. This Proxy Statement and the enclosed form of proxy are being sent to stockholders on or about March XX, 2006.

ELECTION OF DIRECTORS (Proxy Proposal 1)

The Board of Directors Recommends a Vote “For” All Nominees.

Six Directors are nominated for re-election at the 2006 Annual Meeting.

Two directors are nominated for re-election for a two-year term and four directors are nominated for re-election for a three-year term (unless any of them earlier dies, resigns, retires or is removed, as provided in the Company’s By-laws). William C. Denninger and Gregory F. Milzcik are nominated for re-election to the Board of Directors for terms expiring at the Annual Meeting in 2008. Thomas O. Barnes, Gary G. Benanav, Donald W. Griffin and Mylle H. Mangum are nominated for re-election to the Board of Directors for terms expiring at the Annual Meeting in 2009. Directors are elected by a plurality of the votes cast. Proxies may be voted only for the number of nominees named by the Board of Directors.

Pertinent information concerning the nominees for re-election as directors and the five directors whose terms continue after the meeting is set forth below. Each director has been associated with his or her present organization for at least the past five years unless otherwise noted. None of the organizations listed as business affiliates of the directors is a subsidiary or other affiliate of the Company.

Nominees for Re-election

Two-Year Term

William C. Denninger

Director since 02/2006

Current term expires 2006

Mr. Denninger, 55, is Senior Vice President, Finance and Chief Financial Officer of the Company. He joined the Company in March 2001 in that position. Mr. Denninger is a director of Graham Corporation.

Gregory F. Milzcik

Director since 02/2006

Current term expires 2006

Mr. Milzcik, 46, is Executive Vice President and Chief Operating Officer of the Company and President, Associated Spring. He joined the Company in June 1999 as Vice President, Barnes Group Inc. and President, Barnes Aerospace. He was appointed President, Associated Spring in November 2004.

Three-Year Term

Thomas O. Barnes

Director since 1978

Current term expires 2006

Mr. Barnes, 57, is Chairman of the Board of Directors and an employee of the Company. He is an ex officio, non-voting member of the Executive Committee of the Company’s Board of Directors. He is a director of Valley Bank.

Gary G. Benanav

Director since 1994

Current term expires 2006

Mr. Benanav, 60, retired in March 2005 from New York Life International, LLC where he was the Chief Executive Officer and the Vice Chairman and a Director of New York Life Insurance Company. He is Chairperson of the Compensation and Management Development Committee, and a member of the Audit Committee and the Corporate Governance Committee of the Company’s Board of Directors. He is a director of Express Scripts, Inc., a full-service pharmacy benefit management company.

Donald W. Griffin

Director since 2001

Current term expires 2006

Mr. Griffin, 69, retired as Chairman of the Board of Directors of Olin Corporation, a position that he held from 1996 until April, 2003. He is Chairperson of the Finance Committee, and a member of the Audit Committee and the Compensation and Management Development Committee of the Company’s Board of Directors. He was also President and Chief Executive Officer of Olin from 1996 through 2001. He is a director of Eastman Chemical Company and Olin Corporation.

Mylle H. Mangum

Director since 2002

Current term expires 2006

Ms. Mangum, 57, is the Chief Executive Officer of IBT Enterprises, LLC, a leading provider of branch banking solutions. She was formerly the Chief Executive Officer of True Marketing Services, focusing on consolidating marketing services companies. She is Chairperson of the Audit Committee, and a member of the Corporate Governance Committee and the Finance Committee of the Company’s Board of Directors. From 1999 to 2002, she was the Chief Executive Officer of MMS, a private equity company involved in developing and implementing marketing and loyalty programs in high-tech environments. She was President, Global Payment Systems and Senior Vice President, Strategic Planning and Expense Management for Carlson Wagonlit Travel from 1997 to 1999. She is a director of Scientific-Atlanta, Inc., Payless ShoeSource, Inc., Haverty Furniture Companies, Inc., Respironics, Inc., and Emageon Inc.

Continuing Directors

John W. Alden

Director since 2000

Current term expires 2007

Mr. Alden, 64, retired as Vice Chairman, United Parcel Service of America, Inc. in 2000. He is Chairperson of the Corporate Governance Committee, and a member of the Finance Committee and the Compensation and Management Development Committee of the Company’s Board of Directors. From 1988 until his retirement, he served as a director of United Parcel Service. He is a director of Silgan Holdings Inc., The Dun & Bradstreet Corporation and Arkansas Best Corporation.

William S. Bristow, Jr.

Director since 1978

Current term expires 2008

Mr. Bristow, 52, is President of W.S. Bristow & Associates, Inc., which is engaged in small business development. He is Chairperson of the Executive Committee, and a member of the Finance Committee and the Audit Committee of the Company’s Board of Directors.

Edmund M. Carpenter

Director since 1998

Current term expires 2008

Mr. Carpenter, 64, became President and Chief Executive Officer of the Company in 1998. He is an ex officio, non-voting member of the Executive Committee of the Company’s Board of Directors. He is a director of Campbell Soup Company and Dana Corporation.

George T. Carpenter

Director since 1985

Current term expires 2007

Mr. Carpenter, 65, is President and a director of The S. Carpenter Construction Company, which is involved in general contracting, and The Carpenter Realty Company, which is involved in real estate management. He is a member of the Finance Committee, the Executive Committee, the Compensation and Management Development Committee and the Corporate Governance Committee of the Company’s Board of Directors. He is a director of Webster Financial Corporation.

Frank E. Grzelecki

Director since 1997

Current term expires 2007

Mr. Grzelecki, 68, is retired from Handy & Harman, a diversified industrial manufacturing company, where he last was a Director and Vice Chairman in 1998. He is a member of the Compensation and Management Development Committee, the Executive Committee, and the Audit Committee of the Company’s Board of Directors. He was a Managing Director of Saugatuck Associates, Inc., a private investment firm, from 1999 to 2000. Mr. Grzelecki is a trustee of The Phoenix Edge Series Fund.

RETIRING DIRECTOR

Mr. G. Jackson Ratcliffe, Jr., 69, who has served as a director since 2001 will be retiring from the Board of Directors as of the date of the 2006 Annual Meeting of Stockholders.

G. Jackson Ratcliffe, Jr.

Director since 2001

Current term expires 2008

Mr. Ratcliffe, 69, retired September 14, 2004 as Chairman of the Board of Directors of Hubbell Incorporated where he had also served as President and Chief Executive Officer from 1987 through July 1, 2001. He is a member of the Corporate Governance Committee, the Finance Committee, and the Compensation and Management Development Committee of the Company’s Board of Directors. He is a director of Sunoco, Inc., Praxair, Inc. and Hubbell Incorporated.

THE BOARD AND ITS COMMITTEES

The Board of Directors

In 2005, the Board of Directors held six regular meetings and two special meetings which were held telephonically. Each incumbent director of the Company attended 100% of the regular meetings of the Board of Directors and in excess of 85% of the aggregate number of meetings of the Board of Directors and Board committees on which he or she served during 2005. All of the members of the Board of Directors attended the 2005 Annual Meeting of Stockholders. The Company’s Corporate Governance Guidelines provide that the Board of Directors should generally have no fewer than six and no more than 12 directors. The Board of Directors currently has 12 directors. Each director is required to resign from the Board no later than the annual meeting of stockholders following his or her 70th birthday. Each director is required to advise the Chairman of the Board of Directors of any change in his or her status, including without limitation, a change in employment or service on other boards of directors, or retirement from his or her principal occupation or another board of directors. Mr. Barnes, Chairman of the Board of Directors, is designated to preside at executive sessions of non-management members of the Board of Directors. Ms. Mangum, Chairman of the Audit Committee, or her delegate director is designated to preside at executive sessions of the independent directors.

The Board of Directors adopted Corporate Governance Guidelines which set forth requirements to be met by each director in order to be an independent director. Pursuant to the Corporate Governance Guidelines: An “independent” director of the Company shall be one who meets the qualification requirements for being an independent director under the corporate governance listing standards of the New York Stock Exchange (“NYSE”), including the requirement that the Board must have affirmatively determined that the Director has no material relationships with the Company, either directly or as a partner, stockholder, or officer of an organization that has a relationship with the Company. To guide its determination whether or not a business or charitable relationship between the Company and an organization with which a director is so affiliated is material, the Board has adopted the following categorical standards:

a.

A Director will not be Independent if (i) the Director is, or was within the preceding three years, employed by the Company; (ii) an immediate family member of the Director is, or was within the preceding three years, employed by the Company as an “executive officer” (as such term is defined by the NYSE) other than on an interim basis; (iii) the Director or any immediate family member has received from the Company, during any 12 consecutive months within the preceding three years, more than $100,000 in direct compensation from the Company, other than Director and committee fees and deferred compensation for prior service, provided, that such deferred compensation is not contingent on continued service; (iv) the Director is employed by the Company’s independent auditor; (v) an immediate family member of the Director is employed by the Company’s independent auditor (I) as a partner, principal or manager, or (II) otherwise as an employee who participates in such independent auditor’s audit, assurance or tax compliance (but not tax planning) practice ; or (vi) the Director or an immediate family member was within the last three years (but is no longer) a partner, principal, manager or other employee of the Company’s independent auditor and personally worked on the Company’s audit within that time; or (vii) a Company executive officer is, or was within the preceding three years, on the board of directors of a company which, at the same time, employed the Company Director or an immediate family member of the Director as an executive officer.

b.	The following commercial and charitable relationships will not be considered material relationships that would impair a Director’s independence: (i) if a Company Director is an employee, or an immediate family member is an executive officer, of another company that does business with the Company and, within any of the last three fiscal years, the annual sales to, or purchases from, the Company are less than 1% of the annual revenues of the other company; (ii) if a Company Director is an employee, or an immediate family member is an executive officer, of another company that is indebted to the Company, or to which the Company is indebted, and the total amount of either company’s indebtedness to the other is less than 1% of the total consolidated assets of the other company; and (iii) if a Company Director serves as an officer, director or trustee of a charitable organization, and the Company’s discretionary charitable contributions to the organization are less than 1% of such organization’s total annual charitable receipts, provided, that the amount of the Company’s contributions shall not include the matching of charitable contributions by Barnes Group Foundation, Inc. pursuant to the Matching Gifts Program.

The Board of Directors has determined that each of the following non-employee directors meets such categorical standards and therefore does not have a material relationship, directly or indirectly, with the Company and is independent as defined in the NYSE listing standards: Messrs. Alden, Benanav, Griffin, Grzelecki and Ratcliffe, and Ms. Mangum.

The independent members of the Board of Directors affirmatively determined that although the two other non-employee directors, Messrs. Bristow and G.T. Carpenter, do not meet such categorical standards due, in the case of Mr. Bristow, to an immediate family member receiving employee compensation greater than $100,000 from the Company and, in the case of Mr. G.T. Carpenter, to a commercial banking relationship between the Company and an institution for which Mr. G.T. Carpenter serves as a director, each such relationship is not material and each of them is independent as defined in the NYSE listing standards. In the case of Mr. Bristow, the determination was based on the following. The immediate family member employee does not set or influence the policies of the Company, does not have access to information with regard to Company policymaking, is not reliant on Mr. Bristow financially and is not a member of Mr. Bristow’s household. Further, there is no overlap or conflict in their respective roles with the Company.

In the case of Mr. G.T. Carpenter, the determination was based on the following. The board of directors of the commercial banking institution on which he serves does not determine whether or not the institution will provide banking services or credit facilities to the Company; the commercial banking institution is one of 11 banks in the Company’s credit facility and is not the agent bank for the facility; and the institution’s percentage participation in the Company’s credit facility is less than 10 percent of the aggregate facility.

The Company has a standing Audit Committee, Compensation and Management Development Committee and Corporate Governance Committee. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The current charter for each of these committees is available on the Company’s Internet website. The Company’s website address is www.barnesgroupinc.com. The Company has posted its Policy Regarding Reporting of Complaints and Concerns on its website. The policy provides that stockholders and other interested parties may communicate with the Board of Directors by any of the following methods.

By telephone at:	1-800-300-1560
By internet:	https://www.compliance-helpline.com/welcomepagebarnesgroupinc.jsp
By regular mail:	Barnes Group Corporate Compliance Hotline
P.O. Box PMB 3667
13950 Ballantyne Corporate Place, Ste. 300
Charlotte, NC 28277-2712

All complaints and concerns reported by the above methods will be received by a third-party provider, who will forward each complaint or concern to the office of the General Counsel which will be responsible for relaying communications for the Board of Directors to them.

The Audit Committee

The Audit Committee members are:

Mylle H. Mangum, Chairperson

Gary G. Benanav

William S. Bristow, Jr.

Donald W. Griffin

Frank E. Grzelecki

The Audit Committee is responsible for overseeing accounting policies and practices, financial reporting and the internal control structure. The Audit Committee held eight meetings in 2005. The charter for the Audit Committee, was most recently amended and adopted by the Board of Directors on February 16, 2006. It is set forth in Annex 1 of this Proxy Statement.

The Board of Directors has determined that each of the members of the Audit Committee qualifies as an independent director under the NYSE listing standards.

The Corporate Governance Committee

The Corporate Governance Committee members are:

John W. Alden, Chairperson

Gary G. Benanav

George T. Carpenter

Mylle H. Mangum

G. Jackson Ratcliffe

The Corporate Governance Committee makes recommendations concerning Board membership, functions and compensation. The Board of Directors has determined that each of the members of the Corporate Governance Committee qualifies as an independent director under the NYSE listing standards. The Corporate Governance Committee serves as the nominating committee for the Company. The Corporate Governance Guidelines adopted by the Board of Directors provide that nominees for Directors are to be selected based on, among other things, their character, wisdom, judgment, ability to make independent analytical inquiries, business experience and skills. In addition, consideration will be given to a nominee’s understanding of the Company’s business environment, time commitment, acumen and ability to act on behalf of the Company’s stockholders. The committee utilizes a third party in connection with identifying and reviewing potential nominees to the Board of Directors. Upon request of the committee, the third party will identify candidates based on criteria specified by the committee, perform initial screenings of the candidates’ resumes, and conduct initial interviews. The committee will, as stated in the Process and Procedure for Identifying Director Candidates (the “Policy”) adopted by the committee, consider director candidates recommended by stockholders. If a stockholder recommends a candidate for nomination by the Corporate Governance Committee, the committee would evaluate that candidate in the same manner as all other candidates to be nominees for director. Any stockholder wishing to submit such a recommendation should do so in writing addressed to:

Chairperson, Corporate Governance Committee

c/o Signe S. Gates

Senior Vice President, General Counsel and Secretary

Barnes Group Inc.

123 Main Street

Bristol, CT 06010

In accordance with the Policy, recommendation letters must, at a minimum, provide the stockholder’s name, address, and number of shares owned (if the stockholder is not the registered holder of shares, a written statement from the record holder of shares (e.g., a broker or bank) verifying the stockholder’s beneficial ownership must be provided); the candidate’s biographical information, including name, residential and business addresses, telephone number, age, education, accomplishments, employment history (including positions held and current and former directorships); and the stockholder’s opinion as to whether the recommended candidate meets the definition of “independent” under the Company’s Corporate Governance Guidelines and is “financially literate” as contemplated by the New York Stock Exchange rules. The recommendation letter must also provide such other information, if any, that would be required to be disclosed with regard to a nominee for director in the solicitation of proxies for election of directors under federal securities laws. The stockholder must include the recommended candidate’s signed statement that he or she meets the qualifications of a director as described in the Policy; is willing to complete the questionnaire required of all officers, directors and candidates for nomination to the Board; will provide such other information as the committee may reasonably request; and consents to serve on the Board if elected. Stockholder nominations must be made in accordance with the procedures set forth in the Company’s By-laws. A summary of these procedures is set forth below in this proxy statement under the caption “Stockholder Proposals for 2007 Annual Meeting.” The Corporate Governance Committee held four meetings in 2005.

The Compensation and Management Development Committee

The Compensation and Management Development Committee members are:

Gary G. Benanav, Chairperson

John W. Alden

George T. Carpenter

Donald W. Griffin

Frank E. Grzelecki

G. Jackson Ratcliffe

The Compensation and Management Development Committee administers the Company’s incentive and stock plans, sets the salary of the President and Chief Executive Officer, and reviews and approves the compensation of the other executive officers. The Compensation and Management Development Committee held five meetings in 2005.

COMPENSATION OF DIRECTORS

The annual retainer for directors is $45,000. In addition to the annual director retainer, committee chairpersons are paid an annual retainer as follows: Audit Committee Chair, $10,000; Compensation and Management Development Committee Chair, $5,000; and other committee chairs, $2,500. The fee for attending a board or committee meeting is $1,500; provided, that the fee for a telephonic meeting or telephonic participation in a non-telephonic meeting is $1,000. Messrs. Barnes, E.M. Carpenter, Denninger and Milzcik do not receive a retainer or meeting fees for service as directors. Pursuant to the Non-Employee Director Deferred Stock Plan, as further amended (the “Non-Employee Director Deferred Stock Plan”), each non-employee director was granted at the time he or she first joined the Board the right to receive 6,000 shares of Company common stock when his or her membership on the Board terminates or, if sooner, when a change of control occurs. The plan also provides for the payment of dividend equivalents equal to 6,000 times the dividend per share for each dividend payment date1. In 2005, each of the directors other than Messrs. E.M. Carpenter, Denninger and Milzcik was granted 2,000 restricted stock units under the Barnes Group Inc. Stock and Incentive Award Plan. These restricted stock units vest as follows: 50% on the first anniversary of the grant date and 50% on the second anniversary of the grant date. Vesting accelerates in full in the event of a change of control or in the event the holder retires before the second anniversary of the grant date and after attaining age 70. Dividend equivalents equal to the dividend per share are paid on each restricted stock unit for each dividend payment date. Directors received a fee of $1,500 per meeting if they attended meetings of the senior managers of the Company. In 2005, Messrs. Alden, Benanav, G.T. Carpenter and Grzelecki each attended a senior managers meeting. Mr. Grzelecki received a fee of $500 for serving as the acting Chairperson at a meeting of the Compensation and Management Development Committee. Messrs. Benanav, Bristow, Griffin and Grzelecki each received a fee in 2005 of $1,500 in connection with meetings to evaluate Gregory F. Milzcik’s qualifications for promotion to the position of Executive Vice President and Chief Operating Officer. Mr. Barnes received $265,000 for serving as Chairman and performing various other duties as a nonexecutive employee of the Company. The other duties performed by Mr. Barnes include working with the President and Chief Executive Officer to develop relationships with possible strategic partners, engaging in various operational corporate activities when requested, chairing Barnes Group Foundation, Inc., and maintaining an active role in community affairs in the Bristol and Hartford areas.

[1]	Mr. Barnes became a participant in the plan when it was initially adopted in 1987. He became an employee in 1993 and continues to participate in the plan.

S TOCK OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

As of January 1, 2006, the Company’s directors, named executive officers (as identified in the Summary Compensation Table), and directors and officers as a group beneficially owned the number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), shown below:

Name of Person or Group	Amount and Nature of Beneficial Ownership[1]	Percent of Common Stock
John W. Alden	21,500	*
John R. Arrington	183,616	*
Thomas O. Barnes	1,840,595	7.6%
Gary G. Benanav	36,199	*
William S. Bristow, Jr.	284,099	1.2%
Edmund M. Carpenter	1,159,105	4.7%
George T. Carpenter	146,191	*
William C. Denninger	210,418	*
Signe S. Gates	228,106	*
Philip A. Goodrich	131,012	*
Donald W. Griffin	14,885	*
Frank E. Grzelecki	21,000	*
Mylle H. Mangum	9,047	*
Gregory F. Milzcik	242,136	1.0%
G. Jackson Ratcliffe	6,824	*
Directors & executive officers as a group (22 persons)	5,192,555	19.9%
*	Less than 1% of Common Stock beneficially owned.

Note to the above table:

[1]	The named person or group has sole voting and investment power with respect to the shares listed in this column, except as set forth in this Note.

Mr. Barnes has sole voting and sole investment power with respect to 332,002 shares and sole voting and shared investment power with respect to 1,264,471 shares. Included in Mr. G.T. Carpenter’s total are 105,447 shares held by corporations through which he has voting control. Mr. Bristow has shared voting and shared investment power with respect to 45,627 shares which are held in various trusts which he has the power to revoke.

The shares listed for Messrs. Alden, Arrington, Barnes, Benanav, Bristow, E.M. Carpenter, G.T. Carpenter, Denninger, Goodrich, Griffin, Grzelecki, Milzcik and Ratcliffe and Mses. Gates and Mangum and the directors and officers as a group include 12,500; 139,745; 66,600; 26,000; 26,000; 703,028; 26,000; 134,788; 105,628; 7,500; 14,000; 169,195; 0; 164,644; 2,500 and 2,049,767 shares, respectively, which they have the right to acquire within 60 days after January 1, 2006. The shares listed for Messrs. Arrington, Barnes, E.M. Carpenter, Denninger, Goodrich, Milzcik and Ms. Gates, and the directors and officers as a group include 3,128; 10,053; 5,915; 4,029; 0; 3,269; 171 and 50,836 shares, respectively, over which they have shared investment power. These shares are held under the Company’s Retirement Savings Plan. The shares listed for Messrs. Alden, Barnes, Benanav, Bristow, G.T. Carpenter, Griffin, Grzelecki, and Ratcliffe and Ms. Mangum include 6,000 shares that each of them has the right to receive under the Non-Employee Director Deferred Stock Plan described above under the heading “Compensation of Directors.”

The shares listed for Messrs. Arrington, E.M. Carpenter, Denninger, Goodrich, and Ms. Gates and the directors and officers as a group do not include 45,525; 162,627; 50,153; 45,525; 45,525; and 598,791 shares, respectively, that the holders may have the right to receive on a future date pursuant to awards of restricted stock units and performance share units.

The shares listed for each of Messrs. Alden, Barnes, Benanav, Bristow, G.T. Carpenter, Griffin, Grzelecki, and Ratcliffe and Ms. Mangum do include 5,550 restricted stock unit awards that the holders may have the right to receive on a future date pursuant to the underlying agreements.

The number of shares reported as beneficially owned has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

BENEFICIAL OWNERS OF MORE THAN 5% OF SHARES

The individuals and institutions set forth below are the only persons known by the Company to be beneficial owners of more than 5% of the outstanding shares of Common Stock (holdings as of December 31, 2005):

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock
Bank of America Corporation[1] 100 N. Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, North Carolina 28255	2,998,026	12.6%

The Barnes Group Inc. Retirement Savings Plan[2] 123 Main Street Bristol, Connecticut 06011-0489	2,596,049	10.8%

Wachovia Corporation[3] One Wachovia Center Charlotte, North Carolina 28288-0013	1,926,011	8.1%

Mr. Thomas O. Barnes 123 Main Street Bristol, Connecticut 06011-0489	1,840,595	7.6%

Notes to the above table:

[1]	As of December 31, 2005, as reported on a Schedule 13G filed with the Securities and Exchange Commission (“SEC”) on February 8, 2006, Bank of America Corporation had shared voting power with respect to 555,533 shares and shared investment power with respect to 2,998,026 shares.

[2]	As of December 31, 2005, as reported on a Schedule 13G filed with the SEC on February 3, 2006, the Barnes Group Inc. Retirement Savings Plan had shared investment power with respect to 2,596,049 shares.

[3]	As of December 31, 2005, as reported on Schedule 13G filed with the SEC on February 10, 2006, Wachovia Corporation had sole voting power with respect to 1,922,724 shares; sole investment power with respect to 1,923,011 shares; and shared investment power with respect to 3,000 shares.

AUDIT COMMITTEE REPORT

To Our Fellow Stockholders at Barnes Group Inc.:

We, the members of the Audit Committee of the Board of Directors, are independent directors, as defined by the New York Stock Exchange and the Company’s Corporate Governance Guidelines, and affirmatively determined by the Board of Directors. Management is responsible for the Company’s financial reporting process and internal controls. The responsibility of the Committee is to provide general oversight of the Company’s financial accounting, reporting and underlying internal controls. The Committee provides additional oversight of the Company’s Corporate Compliance Program. The Committee has the ultimate authority for the selection, evaluation, and retention of the independent registered public accountants (“independent auditors”).

The Audit Committee operates under a charter which was revised in 2005. A copy of the Committee’s revised charter was filed with the 2005 Proxy Statement. In 2005, the Committee operated in accordance with its charter. On February 16, 2006, the Audit Committee reviewed and reassessed the charter to ensure its adequacy and compliance with the rules of the Securities and Exchange Commission and the New York Stock Exchange in effect as of such date, and the Committee concluded that, with the amendment to conform current terminology regarding independent registered public accountants, the charter was adequate and in full compliance with such rules.

During 2005, the Committee met eight times for the purpose of providing a forum for communication among the Directors, the Company’s independent auditors, PricewaterhouseCoopers LLP, the Company’s internal audit function, and corporate management. During these meetings, the Committee reviewed and discussed with management and PricewaterhouseCoopers various matters in accordance with the provisions of the Audit Committee Charter, including the interim and the audited financial statements of the Company. In addition, the Committee met privately at its regular meetings with both the independent auditors and the internal audit function, as well as with the chief financial officer and the chief executive officer, each of whom has unrestricted access to the Audit Committee. The Committee was also advised, as contemplated by the Sarbanes-Oxley Act of 2002, of all critical accounting policies and practices of the Company, and any alternative treatments of financial information within generally accepted accounting principles and the treatment preferred by PricewaterhouseCoopers. In accordance with Statement of Auditing Standards No. 61, Communication with Audit Committees, the Committee discussed all required matters with PricewaterhouseCoopers, including the conduct of the audit of the Company’s financial statements.

In addition, the Committee obtained formal, written disclosures from PricewaterhouseCoopers, including a letter affirming their independence as required by Independence Standards Board Standard No. 1. The information contained in this letter was discussed with PricewaterhouseCoopers.

The Committee reviewed fees related to aggregate services provided by PricewaterhouseCoopers for the year 2005, and concluded that the services rendered in 2005 that were neither audit nor audit-related did not impair the independence of PricewaterhouseCoopers.

Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K, for the year ended December 31, 2005, for filing with the Securities and Exchange Commission. The Committee has also selected, for the stockholders’ ratification, PricewaterhouseCoopers as the Company’s independent auditors for 2006.

As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct an audit in accordance with generally the standards of the Public Company Accounting Oversight Board. That is the responsibility of management and the Company’s independent auditors, respectively. In giving our recommendation to the Board, we have relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles, and (ii) the report of the Company’s independent auditors with respect to such financial statements.

AUDIT COMMITTEE

Mylle H. Mangum, Chairperson

Gary G. Benanav

William S. Bristow, Jr.

Donald W. Griffin

Frank E. Grzelecki

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE REPORT [to be updated]

To Our Fellow Stockholders at Barnes Group Inc.:

We, the members of the Compensation and Management Development Committee of the Board of Directors of Barnes Group Inc. (the “Company”), are independent, non-employee directors with no “interlocking” relationships as defined by the Securities and Exchange Commission. We are committed to developing compensation strategies with strong ties to stockholder value creation. The overarching philosophy with respect to executive compensation, therefore, is to link compensation programs to the Company’s strategic business objectives and total stockholder return. If the Company’s results against its goals and targets exceed preset performance targets, Barnes executives have an opportunity to realize significant additional compensation. This high degree of performance linkage, and the significant leverage and risk incorporated into the programs, give Barnes Group’s executive team a very strong financial incentive to build the lasting value through balanced, profitable, sustainable growth that creates stockholder wealth.

The Committee’s charter, which outlines its duties and key practices, is available on the Company’s website at www.barnesgroupinc.com.

Barnes Group’s incentive strategies incorporate “stretch” operational goals. The Company’s Board of Directors has taken an active role in the determination of these goals, and participated in the development of compensation programs directly tied to these same goals. Our objective has been to ensure appropriate balance between short-term and long-term incentives.

During 2005, the Committee again retained an independent compensation consulting firm to review competitive compensation data for a group of comparative companies and for general industry, and the Company’s compensation practices in terms of competitiveness, appropriateness and alignment with Company performance. The Committee met with members of the independent compensation consulting firm both with and without members of Company management as part of this review. The comparison group currently consists of companies in one or more of the Company’s industries. The companies chosen for the comparison group are not necessarily the same as those represented in the stock price performance graph accompanying this report.

The key elements of Barnes Group’s executive compensation strategy are annual cash compensation, including salary and short-term incentives, and long-term incentives, including stock options, restricted stock units, and performance stock. Total direct compensation (total annual cash plus the expected value of long-term incentives at grant) is targeted to fall between market median and 75th percentiles overall. Executive benefits also play a key role in attracting and retaining key executives; the Committee has oversight over such programs, and reviews these programs regularly.

Annual Cash Compensation

Executive officers receive a salary for ongoing performance throughout the year. Short-term incentives are generally provided based on annual performance periods. A significant percentage of the annual cash compensation of Barnes Group executives is at risk under the Barnes Group Inc. Performance-Linked Bonus Plan For Selected Executive Officers, approved by stockholders at the April 12, 2001 Annual Meeting, or the Management Incentive Compensation Plan. Award opportunities are based on the performance of the Company as a whole, or the business unit over which the executive has a direct influence, and are generally paid in February based on the audited financial results of the prior year’s performance. For 2005, 85% of each participant’s award was based on the performance measure of earnings per share or, in the case of business unit executives, operating profit after tax less a charge for the capital employed by the applicable business unit, adjusted to disregard the effects of non-operating or out-of-period items and operating income or loss from acquisitions. The 15% balance of each participant’s award was based on corporate or business unit revenue results. Threshold, target, and maximum incentive opportunities are established early in the year for each executive, stated as a percent of salary. Performance target, threshold, and maximum performance levels are also established early in the year. If performance is below the threshold performance levels established, the payout is reduced to zero. If the threshold levels of performance are attained, the threshold incentive award is earned. If the target performance levels are attained, the target incentive amounts are payable. If performance exceeds the applicable maximum performance levels, the maximum opportunity is awarded. For 2005, if performance exceeded the applicable maximum levels, the following percent of salary was payable: 225% for the President and Chief Executive Officer; 150% for Group Presidents and for the Senior Vice President, Finance and Chief Financial Officer; 135% for all other Senior Vice Presidents; and 105% for Vice Presidents.

In 2005, the Company’s revenues were between the target and maximum performance levels while its earnings per share (adjusted as discussed above) were above the maximum performance level. Business unit performance relative to the preset revenue and adjusted operating profit after tax measures varied by business. As a result, the short-term incentives shown on page X were paid, consistent with the performance requirements of the Company’s short-term incentive compensation plans.

Long-Term Incentives

We believe a substantial percentage of total compensation must be tied directly to the creation of stockholder value. Historically, including the awards made in 2005, we have relied exclusively on stock-based long-term incentives, including stock options, restricted stock units, and performance share awards as the vehicles for long-term incentives.

Stock-based long-term incentives incorporate a higher level of risk than other forms of executive compensation, and tie employees’ long-term economic interests directly to those of stockholders. The long-term incentive awards shown on Pages XX and XX were principally granted under the Stock and Incentive Award Plan, which was approved at the April 14, 2004 Annual Meeting of Stockholders; the Employee Stock and Ownership Program, which was approved as amended by stockholders at the April 10, 2002 Annual Meeting; and the 1991 Barnes Group Stock Incentive Plan, which was approved as amended and restated in 1996. These plans allow for the use of several long-term incentive vehicles, in addition to stock options, restricted stock units, and performance share awards.

Beginning in 2000, we instituted stock ownership guidelines under which every executive is expected to hold a substantial ownership stake in the Company for the duration of the executive’s tenure with the Company. Ownership includes stock owned directly and stock owned under the Barnes Group Inc. Retirement Savings Plan and Employee Stock Purchase Plan. In contrast to some companies’ ownership programs, restricted stock unit awards, stock options, and performance share awards are excluded until the related stock is directly owned.

The current stock ownership guidelines that apply to 48 executives of the Company are:

Position	Multiple of Annual Salary
Chief Executive Officer	5x
All Other Executive Officers	3x
Non-Officers (U.S./Non-U.S.)	1x/0.45x

We monitor ownership levels at least annually. Executives subject to the ownership guidelines are expected to make substantial progress toward the applicable guideline, with full compliance by the end of 2004, or 5 years from date of hire or promotion for new executives. The Committee is very pleased with the progress demonstrated by the management team through December, 2005. We will, at our discretion, pay future amounts under the Company’s short-term incentive compensation plans in stock or stock units if the guidelines are not met and if substantial progress is not apparent, or take other actions as we deem appropriate at that time to encourage compliance.

Prior to 2004, certain initial stock option grants to executive officers upon assumption of their positions were typically awarded at 85% of market value, and served as an effective vehicle for attracting key executive talent to the Company. Effective in 2004, all options granted by the Committee have been awarded at the market price of the common stock on the date of grant. The stock options granted in 2005 were awarded at the market price of the stock on the date of grant. Such options become exercisable over time. Stock options issued at the market price of the stock on the date of grant result in gains to the executive only when the stock appreciates for all stockholders. Stock options also encourage recipients to remain with the Company through the vesting periods associated with the options granted. As such, we believe that stock options are an effective incentive for executive officers and other key employees, particularly when used in combination with the ownership guidelines outlined above.

Restricted stock units, which are typically regarded as having the ability to maximize the retention capability of long-term incentives, have been granted periodically. Each restricted stock unit entitles the recipient to receive one share of stock, provided the employee has remained with the Company over the full restriction period. Restricted stock unit recipients also receive dividend equivalents on a quarterly basis equal to the quarterly dividend on Barnes Group stock. The restriction periods on grants of restricted stock units at the Company have historically been up to five years in length. In 2003 and 2004, we increased the restriction period to seven years and six and one half years, respectively, for officers of the Company, and added an accelerated receipt feature. The acceleration of the 2003 and 2004 grants is tied to the Company’s achieving — and sustaining — substantial appreciation in the market value of Barnes Group stock on the date of grant, thereby tying this incentive component directly to the Company’s ability to generate superior total stockholder returns. To date, the accelerated receipt feature has not been triggered. In 2005, the restricted stock unit grants did not contain the accelerated receipt feature, and the restriction period was adjusted accordingly.

Performance share awards were also granted to all executive officers in 2005, the receipt of which is ordinarily wholly dependent on the Company’s meeting or exceeding preset earnings per share goals.

Factors Considered in Making Key Compensation Decisions

The decisions made regarding executive compensation incorporate the Committee’s judgment of the management team’s leadership performance and potential to create sustainable growth in stockholder value. In addition to peer group comparison, we rely on judgment, not short-term operating or stock price performance, to determine the amount and mix of executive compensation. We also rely on the input of the independent compensation consulting firm retained to advise the Committee on such matters.

Key factors impacting our collective judgment include the nature and complexity of each executive officer’s role, the challenging global economic business conditions the Company operates within, the effectiveness of the strategies enacted to create enduring stockholder value, and the leadership demonstrated to create and promote a day-to-day working environment of unwavering integrity, compliance with applicable laws and the Company’s ethics policies, and global responsibility. Our judgment is also impacted by the progress demonstrated by the management team toward the stock ownership guidelines outlined under “Long-Term Incentives” above, which has resulted in an increase in owned shares by corporate officers. The success of this program has been instrumental in demonstrating management’s commitment to the Company’s stockholders.

Based on all factors we considered relevant, we believe it is in all stockholders’ best long-term interests to have set the overall and individual total cash compensation, long-term incentives, and executive benefits at the levels described in the accompanying compensation tables and supporting narratives.

Chief Executive Officer Compensation

Mr. E.M. Carpenter became President and Chief Executive Officer on December 8, 1998. His initial cash compensation, long-term incentives, and executive benefits were established in accordance with his Employment Agreement (which is described below under the heading “Employment Agreement”).

The Committee has increased Mr. Carpenter’s annual salary periodically during his six years with the Company, including a 4% increase effective April 1, 2005, to $785,000. In determining the magnitude of the increase, the Committee considered the annual salaries of chief executive officers of the group of comparative companies, and of industrial companies of comparable size and complexity.

In 2005, the Company’s revenues were between the target and maximum performance levels established under the Barnes Group Inc. Performance-Linked Bonus Plan For Selected Executive Officers, while its earnings per share (adjusted as discussed above) were above the maximum performance level. As a result of this performance, Mr. Carpenter earned an award under the Plan between the target and maximum performance levels, which is shown on page X.

Also in 2005, we worked with the independent compensation consulting firm retained by the Committee to develop appropriate incentive programs for Mr. Carpenter for the remainder of his employment agreement which expires on December 31, 2006. The terms of Mr. Carpenter’s employment agreement are summarized under the heading “Employment Agreement” in this Proxy Statement. In determining the size and type of grants we considered the magnitude and types of grants to chief executive officers of industrial companies of comparable size and complexity, the importance of linking a significant part of Mr. Carpenter’s total compensation package to the future performance of the Company’s stock, the remaining term of his employment agreement and his role in leading the Company to strong financial results and total stockholder returns. We granted Mr. Carpenter options to purchase common stock at 100% of the then current market value, as shown on page XX. We also granted to Mr. Carpenter restricted stock units described in the “Long-Term Incentives” section of this report. The final component of the long-term incentives granted to Mr. Carpenter in 2005 was a performance share award, as shown on page XX, the receipt of which is ordinarily wholly dependent on the Company’s meeting or exceeding preset financial goals. The 2005 grants were calculated based on the Committee’s stated intent that they serve as a two-year grant, to coincide with the expiration of Mr. Carpenter’s employment agreement.

Policy on Deductibility of Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits the Company’s tax deduction to $1 million per year for compensation paid to the Chief Executive Officer and each other executive officer named in that year’s proxy statement unless certain conditions are met. One of those requirements is that compensation over $1 million annually must be based on stockholder-approved plans. The Barnes Group Inc. Performance-Linked Bonus Plan For Selected Executive Officers, which was approved in 2001, was designed to meet these requirements. The Stock and Incentive Award Plan, which was approved in 2004, the Employee Stock and Ownership Program, which was approved as amended in 2002, and the, 1991 Barnes Group Stock Incentive Plan, which was approved as amended and restated in 1996, were also designed to meet these requirements. Generally, actions taken by the Committee have been intended to comply with Section 162(m) except where, in the Committee’s judgment, it was in the best interests of the stockholders to grant forms of compensation that did not qualify for deductibility.

Summary

The Committee believes the Company’s executive compensation programs create strong links between the interests of the Company’s stockholders and its executives. Pay levels are intended to vary directly with the stockholder value created under the management team’s leadership. The Committee also believes that relationship should be measured over a period of time sufficient to gauge the impact of the strategies developed and implemented, and the levels of pay eventually received.

COMPENSATION AND MANAGEMENT

DEVELOPMENT COMMITTEE

Gary G. Benanav, Chairman

John W. Alden

George T. Carpenter

Donald W. Griffin

Frank E. Grzelecki

G. Jackson Ratcliffe

COMPENSATION

The following table sets forth compensation paid by the Company to the Chief Executive Officer and to the four other most highly paid persons who were executive officers at the end of 2005 (the “named executive officers”).

SUMMARY COMPENSATION TABLE

Long-Term Compensation
	Annual Compensation				Awards[2]
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation[1]	Restricted Stock Awards[3] ($)	Securities Underlying Options (#)	All Other Compensation[4]
E.M. Carpenter President and Chief Executive Officer	2005 2004 2003	$777,500 747,500 718,750	$1,628,024 572,229 417,818	$309,373 328,904 272,139	$2,475,900 1,398,950 1,701,000	737,528 568,412 411,742	$186,010 183,690 124,188

W.C. Denninger Senior Vice President, Finance and Chief Financial Officer	2005 2004 2003	363,750 337,500 312,500	511,566 174,321 108,921	30,552 30,038 28,093	340,605 342,600 415,800	140,038 95,741 60,973	47,700 39,108 37,496

S.S. Gates Senior Vice President, General Counsel and Secretary	2005 2004 2003	314,000 302,250 290,500	394,459 138,699 101,659	30,874 27,337 24,893	302,760 314,050 378,000	116,392 71,178 44,062	44,080 39,901 32,424

J.R. Arrington Senior Vice President, Human Resources	2005 2004 2003	308,250 297,250 286,750	386,993 136,425 136,350	38,610 39,467 33,805	302,760 314,050 378,000	99,633 67,959 44,915	56,234 45,435 38,736

P.A. Goodrich Senior Vice President, Corporate Development	2005 2004 2003	289,250 278,500 268,250	363,350 127,778 93,706	15,638 13,935 12,523	302,760 314,050 378,000	65,674 66,628 65,487	27,895 24,694 21,306

Notes to the above table:

[1]	Other annual compensation consists of reimbursement for taxes paid on perquisites, including life insurance premiums, and financial planning services paid by the Company. Included in “Other Annual Compensation” for Mr. E.M. Carpenter are perquisites, including $167,872, $160,368, and $154,710 in 2005, 2004 and 2003, respectively, for the personal usage of Company aircraft.

[2]	Awards to the executives were granted under the 1991 Barnes Group Inc. Stock Incentive Plan, the Barnes Group Inc. Employee Stock and Ownership Program and the Barnes Group Inc. Stock and Incentive Award Plan.

[3]	Messrs. E.M. Carpenter, Denninger, Arrington, and Goodrich, and Ms. Gates were each awarded restricted stock units in the amounts of 32,000, 6,750, 6,000, 6,000 and 6,000, respectively, on February 16, 2005. These restricted stock units will vest one-third each in two and one-half years, three and one-half years, and four and one half years from the grant date; provided, that upon a change-in-control of the Company all restricted stock units will vest. Dividend equivalents are payable on each restricted stock unit on each dividend payment date equal to the dividend payable on the Common Stock on such date. Additionally, Mr. E.M. Carpenter was awarded 58,000 performance share units on March 7, 2005. Subject to meeting specified performance goals, the performance share units are to be earned as follows: for the 2005 fiscal year, 29,000 performance share units; the 2006 fiscal year, 29,000 performance share units; provided, that upon a change-in-control of the Company all of the performance share units shall be deemed to be earned. On March 1 of each year following the year in which the performance share units are earned, the number of shares of Common Stock equal to the number of earned performance share units will be delivered to him. He is entitled to receive dividend equivalents on all earned performance share units based upon dividends paid on outstanding shares of Common Stock. Messrs. Denninger, Arrington, and Goodrich, and Ms. Gates were awarded 6,750, 6,000, 6,000, and 6,000 performance share units, respectively, on February 16, 2005. These performance share units will vest, subject to meeting specified performance goals, one-third each for the fiscal years ended 2005, 2006, and 2007. On March 1 of each year following the year in which the performance share units are earned, the number of shares of Common Stock equal to the number of earned performance share units will be delivered to the holder. Each holder is entitled to receive dividend equivalents on all earned performance share units based upon dividends paid on outstanding shares of Common Stock.

Messrs. E.M. Carpenter, Denninger, Arrington, and Goodrich, and Ms. Gates were each awarded restricted stock units in the amounts of 25,000, 12,000, 11,000, 11,000, and 11,000, respectively, on February 11, 2004. These restricted stock units will vest six and one-half years from the grant date; provided, that in the event the fair market value of the Company’s common stock equals or exceeds $51.56 per share for a period of 30 consecutive trading days, then 50% of the restricted stock units will vest as of the end of such 30-day period and the remainder shall vest on the earlier of the one-year anniversary of such 30-day period or the normal vesting date; and provided further, that upon a change-in-control of the Company all restricted stock units will vest. Dividend equivalents are payable on each restricted stock unit on each dividend payment date equal to the dividend payable on the Common Stock on such date. Additionally, Mr. E.M. Carpenter was awarded 24,000 performance share units on February 11, 2004. Subject to meeting specified performance goals, the performance share units are to be earned as follows: for the 2004 fiscal year, 5,000 performance share units; for the 2005 fiscal year, 15,000 performance share units; and for the 2006 fiscal year, 4,000 performance share units; provided, that upon a change-in-control of the Company all of the performance share units shall be deemed to be earned. On March 1 of each year following the year in which the performance share units are earned, the number of shares of Common Stock equal to the number of earned performance share units will be delivered to him. He is entitled to receive dividend equivalents on all earned performance share units based upon dividends paid on outstanding shares of Common Stock.

Messrs. E.M. Carpenter, Denninger, Arrington, and Goodrich, and Ms. Gates were each awarded restricted stock units in the amounts of 45,000, 22,000, 20,000, 20,000, and 20,000, respectively, on February 12, 2003. The restricted stock units will vest on the seventh anniversary of the grant date; provided, that in the event the fair market value of the Company’s common stock equals or exceeds 200% of the fair market value of the Company’s common stock on the grant date for a period of 30 consecutive trading days, then 50% of the restricted stock units will vest as of the end of such 30-day period and the remainder shall vest on the earlier of the one-year anniversary of such 30-day period or the normal vesting date; and provided further, that upon a change-in-control of the Company all restricted stock units will vest. Dividend equivalents are payable on each restricted stock unit on each dividend payment date equal to the dividend payable on the Common Stock on such date. Additionally, Mr. E.M. Carpenter was awarded 45,000 performance share units on February 12, 2003. Subject to meeting specified performance goals, the performance share units are to be earned as follows: for the 2004 fiscal year, 20,000 performance share units; for the 2005 fiscal year, 20,000 performance share units; and for the 2006 fiscal year, 5,000 performance share units; provided, that upon a change-in-control of the Company all of the performance share units shall be deemed to be earned. On March 1 of each year following the year in which the performance share units are earned, the number of shares of Common Stock equal to the number of earned performance share units will be delivered to him. He is entitled to receive dividend equivalents on all earned performance share units based upon dividends paid on outstanding shares of Common Stock.

The aggregate restricted stock unit holdings as of December 31, 2005, for Messrs. E.M. Carpenter, Denninger, Arrington and Goodrich, and Ms. Gates totaled 208,727, 60,532, 53,963, 53,963 and 53,963 restricted stock units, respectively, based on the closing market price of $33.00 per share on December 31, 2005, or in the aggregate $6,887,991, $1,997,556, $1,780,779, $1,780,779, and $1,780,779, respectively.

[4]	Included in “All Other Compensation” for 2005 are premiums paid for life insurance in the amounts of $179,710; $41,400; $49,319; $21,595; and $38,635 for Messrs. E.M. Carpenter, Denninger, Arrington and Goodrich, and Ms. Gates, respectively. The remainder of “All Other Compensation” for 2005 is matching contributions made by the Company under the Retirement Savings Plan.

STOCK OPTIONS

The following table provides information on grants of stock options in 2005 pursuant to the Barnes Group Inc. Stock and Incentive Award Plan to the named executive officers.

	Individual Grants
	Number of Securities Underlying Options Granted[1] (#)	Percent of Total Options Granted to Employees in 2005	Exercise Price[2] ($/Sh.)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation to End of Option Term [3]
Name					5%	10%
E. M. Carpenter[4]	6,442	0.3%	$35.2805	2/06/2011	$65,793	$146,189
E. M. Carpenter[4]	7,780	0.4%	35.2805	2/19/2009	47,111	99,541
E. M. Carpenter[4]	7,569	0.4%	35.2805	2/10/2010	61,082	132,290
E. M. Carpenter[4]	10,257	0.5%	35.2805	2/10/2010	82,774	179,270
E. M. Carpenter[4]	2,198	0.1%	35.2805	2/10/2010	17,738	38,416
E. M. Carpenter[4]	54,297	2.6%	35.2805	2/06/2011	554,546	1,232,168
E. M. Carpenter[4]	22,371	1.1%	35.2805	2/13/2013	333,848	782,893
E. M. Carpenter[4]	9,355	0.5%	35.2805	2/19/2009	56,648	119,692
E. M. Carpenter[4]	16,878	0.8%	35.2805	2/10/2010	136,206	294,991
E. M. Carpenter[4]	9,275	0.5%	35.2805	2/10/2010	74,849	162,107
E. M. Carpenter[4]	2,072	0.1%	35.2805	2/10/2010	16,721	36,214
E. M. Carpenter[4]	16,606	0.8%	35.2805	2/10/2010	134,011	290,237
E. M. Carpenter[4]	16,125	0.8%	34.1750	2/06/2011	167,936	375,509
E. M. Carpenter[4]	7,668	0.4%	34.1750	2/19/2009	48,611	103,334
E. M. Carpenter[4]	9,461	0.5%	34.1750	2/06/2011	98,533	220,322
E. M. Carpenter[4]	3,359	0.2%	34.1750	2/19/2009	21,294	45,266
E. M. Carpenter[4]	31,398	1.5%	34.1750	2/19/2009	199,046	423,121
E. M. Carpenter[4]	23,660	1.2%	34.1750	2/10/2010	196,710	428,675
E. M. Carpenter[4]	1,171	0.2%	34.1750	2/10/2010	9,736	21,216
E. M. Carpenter[4]	3,250	0.2%	34.1750	2/10/2010	27,021	58,884
E. M. Carpenter[4]	15,444	0.8%	34.1750	2/10/2010	128,402	279,816
E. M. Carpenter[4]	9,037	0.4%	34.1750	2/06/2011	94,117	210,448
E. M. Carpenter[4]	30,081	1.5%	34.1750	2/06/2011	313,282	700,508
E. M. Carpenter[4]	92,339	4.5%	34.1750	2/05/2012	1,166,966	2,679,413
E. M. Carpenter[4]	49,480	2.4%	30.6750	2/05/2012	588,693	1,361,471
E. M. Carpenter[4]	41,732	2.0%	30.6750	2/06/2011	412,135	928,092
E. M. Carpenter[4]	10,249	0.5%	30.6750	2/19/2009	63,233	135,334
E. M. Carpenter[4]	27,974	1.4%	30.6750	2/10/2010	222,825	488,964
E. M. Carpenter	200,000	9.7%	27.5100	2/16/2015	3,437,445	8,698,144
E. M. Carpenter[4]	54,868	2.7%	26.2800	2/05/2012	581,594	1,353,348
E. M. Carpenter[4]	20,474	1.0%	26.2800	2/19/2009	115,518	248,684
E. M. Carpenter[4]	31,020	1.5%	26.2800	2/10/2010	223,142	492,559
E. M. Carpenter[4]	11,240	0.5%	26.2800	2/06/2011	99,456	225,319
E. M. Carpenter[4]	19,158	0.9%	26.2800	2/06/2011	169,517	384,045
E. M. Carpenter[4]	3,990	0.2%	26.2800	2/19/2009	22,512	48,464
E. M. Carpenter[4]	46,276	2.3%	26.2800	2/06/2011	409,468	927,658
J.R. Arrington[4]	370	0.0%	35.5700	2/06/2011	3,805	8,454
J.R. Arrington[4]	794	0.0%	35.5700	2/19/2009	4,839	10,222
J.R. Arrington[4]	516	0.0%	35.5700	2/10/2010	4,192	9,078
J.R. Arrington[4]	555	0.0%	35.5700	2/10/2010	4,509	9,764
J.R. Arrington[4]	645	0.0%	35.5700	2/10/2010	5,240	11,348
J.R. Arrington[4]	619	0.0%	35.5700	2/06/2011	6,366	14,143
J.R. Arrington[4]	1,878	0.1%	35.5700	2/10/2010	15,258	33,041
J.R. Arrington[4]	10,728	0.5%	35.5700	2/19/2009	65,376	138,114
J.R. Arrington[4]	737	0.0%	35.5700	2/10/2010	5,988	12,966
J.R. Arrington[4]	1,864	0.1%	35.5700	2/10/2010	15,144	32,794
J.R. Arrington[4]	4,659	0.2%	35.5700	2/06/2011	47,917	106,453
J.R. Arrington[4]	5,877	0.3%	35.5700	2/10/2010	47,748	103,397
J.R. Arrington[4]	10,715	0.5%	34.3500	2/05/2012	135,838	311,800
J.R. Arrington[4]	6,967	0.3%	34.3500	2/06/2011	72,763	162,654

	Individual Grants
	Number of Securities Underlying Options Granted[1] (#)	Percent of Total Options Granted to Employees in 2005	Exercise Price[2] ($/Sh.)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation to End of Option Term [3]
Name					5%	10%
J.R. Arrington[4]	181	0.0%	$34.3500	2/06/2011	$1,890	$4,226
J.R. Arrington[4]	2,497	0.1%	34.3500	2/10/2010	20,809	45,336
J.R. Arrington[4]	5,877	0.3%	30.3150	2/10/2010	46,143	101,228
J.R. Arrington[4]	17,650	0.9%	30.3150	2/05/2012	207,131	478,891
J.R. Arrington[4]	2,591	0.1%	26.5000	2/10/2010	18,759	41,400
J.R. Arrington[4]	135	0.0%	26.5000	2/10/2010	977	2,157
J.R. Arrington[4]	4,324	0.2%	26.5000	2/10/2010	31,307	69,091
J.R. Arrington[4]	5,081	0.2%	26.5000	2/06/2011	45,263	102,522
J.R. Arrington[4]	4,373	0.2%	26.5000	2/10/2010	31,661	69,873
J.R. Arrington	10,000	0.5%	25.2300	2/16/2015	158,670	402,101
W. C. Denninger[4]	3,921	0.2%	34.7050	4/11/2010	32,383	70,410
W. C. Denninger[4]	3,722	0.2%	34.7050	2/06/2011	37,304	82,864
W. C. Denninger[4]	3,125	0.2%	34.7050	4/11/2010	25,809	56,116
W. C. Denninger[4]	317	0.0%	34.7050	4/11/2010	2,618	5,692
W. C. Denninger[4]	2,099	0.1%	34.7050	4/11/2010	17,335	37,692
W. C. Denninger[4]	1,585	0.1%	34.7050	4/11/2010	13,090	28,462
W. C. Denninger[4]	9,330	0.5%	34.2250	2/06/2011	97,366	217,729
W. C. Denninger[4]	4,602	0.2%	34.2250	4/11/2010	39,920	87,371
W. C. Denninger[4]	1,161	0.1%	34.2250	4/11/2010	10,071	22,042
W. C. Denninger[4]	2,278	0.1%	34.2250	2/05/2012	28,845	66,235
W. C. Denninger[4]	23,894	1.2%	34.2250	2/05/2012	302,560	694,745
W. C. Denninger[4]	2,422	0.1%	34.2250	4/11/2010	21,010	45,983
W.C. Denninger[4]	4,054	0.2%	34.2250	4/11/2010	35,167	76,967
W.C. Denninger[4]	4,244	0.2%	34.2250	4/11/2010	36,815	80,574
W.C. Denninger[4]	4,420	0.2%	34,2250	2/06/2011	46,126	103,147
W.C. Denninger[4]	1,466	0.1%	34.2250	4/11/2010	12,717	27,833
W.C. Denninger[4]	5,819	0.3%	30.1600	2/06/2011	56,347	126,843
W.C. Denninger[4]	3,335	0.2%	30.1600	2/05/2012	38,919	89,975
W.C. Denninger[4]	2,380	0.1%	30.1600	4/11/2010	19,307	42,532
W.C. Denninger[4]	32,590	1.6%	25.6150	2/05/2012	336,865	783,931
W.C. Denninger[4]	11,274	0.5%	25.6150	2/06/2011	97,284	220,415
W.D. Denninger	12,000	0.6%	25.2300	2/16/2015	190,404	482,521
S.S. Gates[4]	6,211	0.3%	35.1900	2/05/2012	78,156	178,569
S.S. Gates[4]	5,661	0.3%	34.3500	2/05/2012	71,767	164,732
S.S. Gates[4]	1,662	0.1%	34.3500	2/10/2010	13,851	30,175
S.S. Gates[4]	3,158	0.2%	34.3500	6/01/2009	21,818	46,696
S.S. Gates[4]	287	0.0%	34.3500	2/05/2012	3,638	8,352
S.S. Gates[4]	14,391	0.7%	34.3500	2/06/2011	150,299	335,977
S.S. Gates[4]	4,772	0.2%	34.3500	2/10/2010	39,769	86,641
S.S. Gates[4]	6,361	0.3%	34.3500	2/10/2010	53,011	115,491
S.S. Gates[4]	19,235	0.9%	34.3500	6/01/2009	132,892	284,419
S.S. Gates[4]	4,833	0.2%	29.1150	2/05/2012	55,100	127,618
S.S. Gates[4]	4,912	0.2%	26.5000	6/01/2009	30,031	65,096
S.S. Gates[4]	20,044	1.0%	26.5000	2/05/2012	213,944	497,728
S.S. Gates[4]	4,247	0.2%	26.5000	2/10/2010	30,749	67,860
S.S. Gates[4]	172	0.0%	26.5000	2/06/2011	1,532	3,471
S.S. Gates[4]	1,430	0.1%	26.5000	2/10/2010	10,353	22,849
S.S. Gates[4]	631	0.0%	26.5000	2/10/2010	4,569	10,082
S.S. Gates[4]	8,385	0.4%	26.5000	2/10/2010	60,709	133,979
S.S. Gates	10,000	0.5%	25.2300	2/16/2015	158,670	402,101
P.A. Goodrich[4]	1,263	0.1%	34.7050	2/05/2012	15,475	35,293
P.A. Goodrich[4]	112	0.0%	34.7050	12/06/2009	845	1,820
P.A. Goodrich[4]	11,279	0.5%	34.7050	2/05/2012	138,199	315,179
P.A. Goodrich[4]	1,885	0.1%	34.7050	12/06/2009	14,215	30,636
P.A. Goodrich[4]	1,626	0.1%	34.7050	12/06/2009	12,262	26,427
P.A. Goodrich[4]	105	0.0%	34.7050	2/10/2010	831	1,800

	Individual Grants
	Number of Securities Underlying Options Granted[1] (#)	Percent of Total Options Granted to Employees in 2005	Exercise Price[2] ($/Sh.)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation to End of Option Term [3]
Name					5%	10%
P.A. Goodrich[4]	3,212	0.2%	$34.7050	2/10/2010	$25,425	$55,049
P.A. Goodrich[4]	466	0.0%	35.1500	2/06/2011	5,040	11,284
P.A. Goodrich[4]	738	0.0%	35.1500	2/10/2010	6,384	13,929
P.A. Goodrich[4]	5,207	0.3%	35.1500	2/05/2012	68,253	156,908
P.A. Goodrich[4]	9,770	0.5%	30.1600	2/05/2012	114,015	263,585
P.A. Goodrich[4]	265	0.0%	30.1600	2/10/2010	2,069	4,538
P.A. Goodrich[4]	7,594	0.4%	30.1600	2/06/2011	73,535	165,535
P.A. Goodrich[4]	320	0.0%	30.1600	2/06/2011	3,099	6,975
P.A. Goodrich[4]	2,898	0.1%	30.1600	12/06/2009	21,656	47,284
P.A. Goodrich[4]	2,361	0.1%	30.1600	12/06/2011	22,862	51,465
P.A. Goodrich[4]	436	0.0%	30.1600	12/06/2009	3,258	7,114
P.A. Goodrich[4]	2,051	0.1%	30.1600	12/06/2009	15,327	33,464
P.A. Goodrich[4]	4,086	0.2%	30.1600	12/06/2009	30,534	66,667
P.A. Goodrich	10,000	0.5%	25.2300	2/16/2015	158,670	402,101

Notes to the above table:

[1]	Options granted under the Barnes Group Inc. Stock and Incentive Award Plan for Salary Grade 21 and above on February 16, 2005 become exercisable at the rate of 33.3334% on August 16, 2006 and 33.3333% on each of August 16, 2007 and August 16, 2008. Options granted to Mr. E.M. Carpenter on March 7, 2005 become exercisable at the rate of 33.3334% on August 16, 2006 and 33.3333% on each of August 16, 2007 and August 16, 2008.

[2]	For options granted under the Barnes Group Inc. Stock and Incentive Award Plan, the exercise price is defined as the mean between the highest and lowest sales prices per share of Common Stock traded on such date.

[3]	Represents total appreciation over the exercise price at the assumed annual appreciation rates of 5% and 10% compounded annually for the term of the option. The preceding calculations are not intended to be a prediction by the Company of the price of its shares in the future.

[4]	These option grants were made pursuant to the reload provisions under the 1991 Barnes Group Inc. Stock Incentive Plan and the Barnes Group Inc. Employee Stock and Ownership Program and the Barnes Group Inc. Stock and Incentive Award Plan. Under the reload feature, holders receive options to replace shares they use to (i) pay the Company for shares they are acquiring when they exercise a stock option and (ii) satisfy their tax withholding obligations. Reload options vest on the day they are awarded. They are granted at an exercise price that is equal to the fair market value of the Company’s Common Stock on the day of the award and expire at the date of expiration for the original grant.

AGGREGATED OPTION EXERCISES IN 2005 AND YEAR-END OPTION VALUES

The following table provides information relating to stock option exercises in 2005 by the named executive officers and the number and value of each such officer’s unexercised in-the-money options on December 31, 2005, based on the difference between the exercise price and $33.00 per share, the closing market price of the Common Stock on December 31, 2005.

Name	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End(#)		Value of Unexercised In-The-Money Options at Fiscal Year-End($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
E.M. Carpenter	824,796	$4,881,741	669,695	316,666	$1,032,115	$2,196,324
J.R. Arrington	138,192	1,139,347	136,412	22,733	393,126	191,216
W.C. Denninger	146,825	897,692	129,788	30,667	284,345	262,028
S.S. Gates	128,968	1,061,105	161,311	22,733	610,850	191,216
P.A. Goodrich	65,575	472,293	102,295	22,733	334,601	191,216

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth information regarding securities authorized for issuance under the Company’s equity compensation plan as of December 31, 2005.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)		(c)
Equity compensation plans approved by security holders:

1991 Barnes Group Stock Incentive Plan (1991 Plan)	508,824	$26.27	[1]	—

Barnes Group Inc. Employees Stock and Ownership Program (2000 Plan)	1,146,151	$23.15	[2]	—

Barnes Group Inc. Stock and Incentive Award Plan (2004 Plan)	2,332,086	$31.27	[3]	507,794

Employee Stock Purchase Plan (ESPP)	—	—		77,136

Non-Employee Director Deferred Stock Plan, As Further Amended	54,000	—		—

Equity compensation plans not approved by security holders:

Key Executive Stock Plan[4]	75,000	$26.30		—

Total	4,116,061	$—		584,930

Footnotes:

[1]	Weighted-average exercise price excludes 2,000 shares for restricted stock unit awards and 306 shares for dividend equivalents, both with zero exercise price.

[2]	Weighted-average exercise price excludes 417,081 shares for restricted stock unit awards and 22,736 shares for dividend equivalents, both with zero exercise price.

[3]	Weighted-average exercise price excludes 420,350 shares for restricted stock unit awards with a zero exercise price.

[4]	Key Executive Stock Plan. In 1998, in accordance with Mr. E.M. Carpenter’s employment agreement and pursuant to the plan, 60,000 incentive stock units and 75,000 stock options to acquire shares of Common Stock were granted. The plan permitted Mr. E.M. Carpenter, and he elected, to meet payroll tax liabilities that arose under the plan with shares of Common Stock. As a result of the election, 13,135 shares remain for issuance; however, the plan does not provide for additional grants. The stock options have a 10-year term and vested over a period of four years. The incentive stock units vested over a five-year period.

PENSION PLANS

The following table gives examples of estimated annual retirement benefits payable to a named executive officer as though he or she had retired in 2005 at age 65 in specified compensation and years of service classifications under the Company’s Salaried Retirement Income Plan, Retirement Benefit Equalization Plan and Supplemental Executive Retirement Plan.

PENSION PLAN TABLE A

Years of Service

Remuneration	15 years	20 years	25 years	30 years	35 years	40 years
$125,000	$41,618	$55,490	$69,363	$72,488	$75,613	$78,738
$150,000	$50,805	$67,740	$84,675	$88,425	$92,175	$95,925
$200,000	$69,180	$92,240	$115,300	$120,300	$125,300	$130,300
$250,000	$87,555	$116,740	$145,925	$152,175	$158,425	$164,675
$300,000	$105,930	$141,240	$176,550	$184,050	$191,550	$199,050
$350,000	$124,305	$165,740	$207,175	$215,925	$224,675	$233,425
$400,000	$142,680	$190,240	$237,800	$247,800	$257,800	$267,800
$450,000	$161,055	$214,740	$268,425	$279,675	$290,925	$302,175
$500,000	$179,430	$239,240	$299,050	$311,550	$324,050	$336,550
$550,000	$197,805	$263,740	$329,675	$343,425	$357,175	$370,925
$600,000	$216,180	$288,240	$360,300	$375,300	$390,300	$405,300
$650,000	$234,555	$312,740	$390,925	$407,175	$423,425	$439,675
$700,000	$252,930	$337,240	$421,550	$439,050	$456,550	$474,050
$750,000	$271,305	$361,740	$452,175	$470,925	$489,675	$508,425
$800,000	$289,680	$386,240	$482,800	$502,800	$522,800	$542,800
$850,000	$308,055	$410,740	$513,425	$534,675	$555,925	$577,175
$900,000	$326,430	$435,240	$544,050	$566,550	$589,050	$611,550
$950,000	$344,805	$459,740	$574,675	$598,425	$622,175	$645,925

The remuneration included in Pension Plan Table A in determining earnings for retirement plan purposes includes only annual salaries as shown in the column labeled “Salary” in the Summary Compensation Table. Benefits are computed on a straight-life annuity. The benefits listed in the table are not subject to a deduction for Social Security.

Messrs. Arrington, E.M. Carpenter, Denninger and Goodrich, and Ms. Gates all participate in the Company’s Supplemental Senior Officer Retirement Plan. The following table gives examples of estimated annual retirement benefits payable under the Company’s Supplemental Senior Officer Retirement Plan to each of these senior executive officers as though he or she had retired in 2005 at age 65 in specified compensation and years of service classifications.

PENSION PLAN TABLE B

Remuneration	15 or More Years of Service
$ 125,000	$ 68,750
150,000	82,500
200,000	110,000
250,000	137,500
300,000	165,000
350,000	192,500
400,000	220,000
450,000	247,500
500,000	275,000
600,000	330,000
700,000	385,000
800,000	440,000
900,000	495,000
1,000,000	550,000
1,200,000	660,000
1,300,000	715,000
1,400,000	770,000
1,500,000	825,000

The remuneration included in Pension Plan Table B in determining earnings for the Supplemental Senior Officer Retirement Plan includes only salary and bonus as shown in the columns labeled “Salary” and “Bonus” in the Summary Compensation Table. Benefits are computed based on a straight-life annuity. This plan functions as an “umbrella” plan, and benefits listed in the table above are subject to deduction for Social Security benefits, benefits derived from other employers’ pension plans and any benefits earned under the Company’s other defined benefit plans, including, without limitation, the Salaried Retirement Income Plan, Retirement Benefit Equalization Plan and Supplemental Executive Retirement Plan.

Years of service as of December 31, 2005, rounded to the nearest whole year, credited to the named executive officers for the purpose of the foregoing pension plans are as follows: Mr. J.R. Arrington, 8 years; Mr. E.M. Carpenter, 7 years1; Mr. W.C. Denninger, 6 years; Ms. S.S. Gates, 7 years; and Mr. P.A. Goodrich, 7 years.

EMPLOYMENT AGREEMENT

On December 8, 1998, the Company entered into an employment agreement (the “Agreement”) with Mr. E.M. Carpenter under which he serves as the President and Chief Executive Officer of the Company. The Agreement provides for Mr. E.M. Carpenter’s employment through December 31, 2001, and for automatic annual extensions until Mr. E.M. Carpenter reaches age 65, unless either party furnishes 90 days prior written notice that the Agreement will not be extended. Mr. E.M. Carpenter was granted a one-time lump sum payment under the Agreement of $100,000 as a relocation allowance, with the amount grossed up for any applicable taxes. Mr. E.M. Carpenter also became entitled to receive reimbursement of expenses reasonably incurred in connection with his duties and to receive reimbursement of reasonable legal fees in connection with the negotiation and documentation of the Agreement and the enforcement of his rights under it. As part of the Agreement, Mr. E.M. Carpenter purchased on the open market $1,000,000 of Common Stock.

The Agreement provides for the following compensation benefits for Mr. E.M. Carpenter: (i) base salary in the first year of the Agreement, of $550,000, and thereafter on an annual basis the base salary is subject to increase at the

[1]

Mr. E.M. Carpenter’s employment agreement provides that, for the purpose of determining years of service, he is to earn two years of service for each year he is employed for each non-qualified plan in which he participates.

discretion of the Board of Directors; (ii) an annual bonus pursuant to the Company’s Management Incentive Compensation Plan (“MICP”) and any successor plan, up to a maximum of 150% of salary; and (iii) other benefits, consisting of the payment of life insurance premiums, a financial planning allowance, an automobile allowance, service credits under the Company’s non-qualified retirement plans, annual vacations, immediate participation in the Company’s welfare benefit plans, and country club membership expense reimbursement. Subsequent to the date of the Agreement, the Company adopted a successor plan to the MICP for certain executive officers, the Performance-Linked Bonus Plan for Selected Executive Officers (“PBP”). Pursuant to the PBP, Mr. E.M. Carpenter’s maximum annual bonus is currently 225% of salary. Pursuant to the Agreement, Mr. E.M. Carpenter was granted the following securities: (a) 90,300 Long-Term Incentive Plan (“LTIP”) units, (b) options to acquire 75,000 shares of Common Stock at an exercise price of 85% of fair market value on the date of grant, (c) 60,000 incentive stock units to receive shares of Common Stock that vested over a five-year period, and (d) 60,000 incentive stock units to receive shares of Common Stock that vested over a five-year period subject to specified performance goals being attained. Pursuant to Amendment 1 to the Agreement which was entered into as of July 2, 2003, following his retirement Mr. E.M. Carpenter and his spouse will be entitled to receive retiree medical coverage provided by the Company to its retirees.

The Agreement is subject to early termination by reason of Mr. E.M. Carpenter’s death or disability, by the Company for cause, by Mr. E.M. Carpenter for good reason, or by either party upon 30 days prior written notice. Upon termination, Mr. E.M. Carpenter would be entitled to any benefits due to him under any plan, program or policy of the Company which provides benefits after termination, other than any severance pay or salary continuation plan. In addition, if Mr. E.M. Carpenter’s employment were terminated without cause or for good reason, he would be entitled to continue receiving his salary and welfare plan benefits for a severance period extending through the end of the remaining employment period or two years, whichever is longer. He also would receive other benefits, including the payment of his target bonus, continued vesting of his stock options and incentive stock units, and continued service credits under the Company’s non-qualified plans through the end of the severance period. Payments to Mr. E.M. Carpenter would be subject to reduction under certain circumstances if necessary to avoid imposition of the golden parachute excise tax. Following termination for any reason, Mr. E.M. Carpenter is obliged not to compete with the Company for a two-year period and not to disparage the Company.

CHANGE-IN-CONTROL AND SEVERANCE ARRANGEMENTS

The Company has entered into change-in-control severance agreements (each a “CIC Agreement”) with Mr. E.M. Carpenter and each other named executive officer as of the following effective dates: Mr. J.R. Arrington, May 15, 1998; Mr. E.M. Carpenter, December 8, 1998; Mr. W.C. Denninger, March 31, 2000; Ms. S.S. Gates, June 1, 1999; and Mr. P.A. Goodrich, November 30, 1999. The CIC Agreements for Messrs. Arrington and Carpenter each has an initial term which ended on December 31, 1999 and the CIC Agreements for Messrs. Denninger and Goodrich, and Ms. Gates each has an initial term that ended on December 31, 2000, with each of the agreements providing for automatic annual extensions commencing on the immediately following January 1 and each January 1 thereafter, unless the Company or the executive provides written notice not later than September 30 of the preceding year of a determination not to extend the agreement.

Upon a “change in control” (as defined in the CIC Agreements), the executive is entitled to a cash payment equal to the pro rata amount that would be payable to the executive under the Company’s compensation plans and any long-term incentive plan, all options held by the executive would vest and all restrictions on stock-based awards would lapse. In the event of a change in control, an executive who is incapacitated and is not able to perform his or her full-time duties would be entitled to receive full salary and employment benefits (less any amounts received under the Company’s long-term disability plan) until terminated for reasons of disability.

An executive who is terminated following a change in control other than for cause or by reason of death, disability or voluntary termination, would be entitled to severance payments and benefits. These would consist of (i) a cash payment equal to a multiple (3 times in the case of Mr. E.M. Carpenter, 2 times for each other executive) of the executive’s most recent base salary and average annual bonus (as defined); (ii) continuation of participation in the

Company’s pension and welfare benefit plans for a number of months (36 or 24) corresponding to the multiple in (i), with the benefits reduced to the extent the executive subsequently receives coverage elsewhere; and (iii) a cash payment equal to the target award to which the executive would have been entitled under the Company’s incentive compensation plans to the date of termination (less any pro rata bonus previously paid for the same period). In addition, upon the occurrence of a change in control, (a) the executive would receive pro rata target awards under the Company’s other incentive compensation plans; (b) the executive’s options to acquire Company stock would vest and become exercisable; and (c) all restrictions on the executive’s stock-based awards would lapse. Payments to the executive would be subject to reduction under certain circumstances if necessary to avoid imposition of the golden parachute excise tax.

In addition, in the event of termination by the Company, the named executive officers, other than the President and Chief Executive Officer, may be eligible to receive under the Barnes Group Inc. Executive Separation Pay Plan, severance payments of up to 12 months of salary, accrued vacation pay, and continuation of certain other benefits for a period equal to the number of months of severance payments.

CERTAIN RELATIONSHIPS

A brother of William S. Bristow, a director of the Company, has been employed by the Company in a non-executive position since July 1980. Mr. Bristow’s brother received approximately $139,000 in total compensation from the Company in 2005 and participates in the Company’s benefit programs generally available to substantially all employees.

PERFORMANCE GRAPH

A stock performance graph based on cumulative total returns (price change plus reinvested dividends) for $100 invested on December 31, 2000 is set forth below.

The performance graph does not include a published industry or line-of-business index or peer group of similar issuers because the Company is in three major distinct lines of business and does not believe a meaningful such index or peer group can be reasonably identified. Accordingly, as permitted by SEC rules, the graph includes the S&P 600 Small Cap Index, which is comprised of issuers with generally similar market capitalizations to that of the Company.

APPROVAL OF AN AMENDMENT TO THE COMPANY’S

RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER

OF AUTHORIZED SHARES OF COMMON STOCK (Proxy Proposal 2)

The Board of Directors Recommends a vote “For” this Proposal.

The Board of Directors adopted the proposed amendment to the Restated Certificate of Incorporation at its February 16, 2006 meeting, subject to stockholder approval, and declared the proposal to be advisable. A copy of the proposed amendment to the Company’s Restated Certificate of Incorporation is attached to this Proxy Statement as Appendix 2. Accordingly, stockholders are asked to vote on the following resolution:

RESOLVED, that the Company’s Restated Certificate of Incorporation be amended to increase the total number of shares of common stock that the Company is authorized to issue to One Hundred Fifty Million (150,000,000) shares of common stock, par value $.01 per share.

Reasons for the Amendment

Approval of the proposed amendment will allow the Company to maintain sufficient shares of common stock for future business and financial purposes. The proposed amendment would increase the number of authorized shares of common stock from 60,000,000 shares to 150,000,000 shares. Authorized but unissued shares of common stock may be used by the Company for any purpose permitted under Delaware law, including but not limited to, paying a stock dividend to stockholders, raising capital, providing equity incentives to employees, officers and directors, and entering into transactions that the Board of Directors believes provide the potential for growth and profit. The Company periodically considers the advisability of paying a stock dividend when cash dividends are considered. If the proposed amendment to the Restated Certificate of Incorporation is approved, depending on market conditions and other factors, the Company might consider, but has not committed to, effecting a stock split of the outstanding common stock in the form of a stock dividend. Authorized but unissued shares of common stock may also be used to oppose a hostile takeover attempt or to delay or prevent a change in control of the Company, although the Company has no present intention to issue shares for such purpose. The Company is not aware of any threat of takeover or change in control.

Under the proposed amendment, each of the newly authorized shares of common stock will have the same rights and privileges as currently authorized common stock. Adoption of the proposed amendment will not affect the rights of the holders of currently outstanding common stock of the Company nor will it change the par value of the common stock. Approval of this proposal requires the affirmative vote of the majority of shares of Common Stock outstanding on the record date.

Background Information

The authorized capital of the Company currently consists of 60,000,000 shares of common stock, $0.01 par value per share, and 3,000,000 shares of preferred stock, $0.01 par value per share. The proposed amendment to increase the authorized number of shares of common stock does not change the number of shares of preferred stock that the Company is authorized to issue. There are no shares of preferred stock currently outstanding.

The number of shares of common stock outstanding as of the record date for the 2006 Annual Meeting was 24,157,167, which does not include 262,527 shares that the Company holds as treasury stock. As of such date 6,932,153 shares were reserved for issuance under its senior subordinated convertible notes and various benefit plans for employees and directors, of which 4,484,727 shares are subject to issuance pursuant to outstanding options and awards.

If the proposed amendment is adopted, it will become effective upon filing of a Certificate of Amendment to the Company’s Restated Certificate of Incorporation with the Delaware Secretary of State, which the Company expects to occur as soon as practicable after the annual meeting. The Board of Directors reserves the right not to file the proposed amendment, even if it is approved, if the Board determines, in its sole discretion, that it is no longer in the best interests of the Company. The Board of Directors also reserves the right, even if the proposed amendment is approved, not to effect any of the foregoing transactions or other transactions involving authorized shares of common stock if it determines in its sole discretion that any such transaction is not in the best interests of the Company.

APPROVAL OF THE AMENDED BARNES GROUP INC. STOCK AND INCENTIVE AWARD PLAN

(Proxy Proposal 3)

The Board of Directors Recommends a vote “For” this Proposal.

The Company is seeking approval to amend its Stock and Incentive Award Plan (“Plan”) to increase the maximum aggregate number of shares of common stock, par value $.01, of the Company which may be issued pursuant to Awards under the Plan from 950,000 to 1,900,000. No other amendments to the Plan are proposed. The Company’s Board of Directors has unanimously approved the amendment to the Plan, subject to stockholder approval, at the Company’s Annual Meeting.

Introduction

Long-term incentive compensation plays an integral part in the Company’s pay for performance strategy.

The Plan serves two primary purposes. First, it provides competitive incentives that enable the Company to attract, motivate and reward persons who render services that benefit the Company or other enterprises in which the Company has a significant interest. Second, the Plan aligns the long-term economic interests of such persons directly with the interests of the Company’s stockholders generally. The Plan is integral to the Company’s compensation strategies and programs, as the Board believes that the Plan will enhance the Company’s ability to attract and retain individuals of exceptional talent whose skills will enable the Company to continue to achieve sustainable, profitable growth.

Stockholder approval of the amendment to the Plan will permit the performance-based awards discussed below to qualify for deductibility under Section 162(m) of the Internal Revenue Code (the “Code”). An affirmative vote of a majority of shares of Common Stock voted is required to adopt this proposal. The Company is also requesting stockholder approval of the amendment to the Plan so that any options designated as incentive stock options will continue to qualify as such pursuant to Section 422 of the Code and to satisfy the stockholder approval requirements of the NYSE.

The primary features of the Plan are summarized below. The complete text of the Plan is set forth in Annex 3 to this Proxy Statement and the following discussion is qualified in its entirety by reference to the Plan.

General Description of the Plan

The Plan permits the issuance of incentive awards, stock option grants and stock appreciation rights (“SARs”). Incentive awards may include, but are not limited to, dividend equivalents, performance share awards, performance unit awards, restricted stock awards or restricted stock unit awards (each as described below). The foregoing are collectively referred to as “Awards.” Any Award may be linked to another Award, and linked Awards may be granted as either alternatives or supplements to each other. Under the Plan, the Company may issue Awards that qualify as performance-based compensation.

Eligibility. Those eligible for Awards under the Plan are referred to below as “Participants.” Participants include any person who renders, has rendered or who the Company expects to render services (each, a “Service Provider”) that benefit or will benefit the Company or one of its subsidiaries, or any other entity in which the Company has a significant interest. A Service Provider may be an employee, director, independent contractor, agent, advisor, consultant, representative or otherwise. Service Providers include all employees of the Company and its subsidiaries, and all non-employee directors of the Company. The approximate number of individuals in each such class of eligible Participants is as follows: employees, 6,025; non-executive officer directors, nine; and an indeterminate number of other Service Providers.

Shares Available for Issuance. The Board initially reserved up to 950,000 shares of Common Stock for issuance pursuant to Awards, in addition to any unused shares that were available (or became available) on or after April 14, 2004 under the 1991 Barnes Group Inc. Stock Incentive Plan or the Barnes Group Inc. Employee Stock and Ownership Program (collectively, the “Prior Plans”). As of December 31, 2005, 507,794 shares remain available for issuance pursuant to grants of Awards under the Plan.

Substitution and Assumption of Awards. If, in connection with an acquisition by the Company or a merger of another company with the Company, the Company assumes the other company’s outstanding stock incentive awards or substitutes new awards for the other company’s outstanding stock incentive awards, any shares the Company issues pursuant to such assumed or substituted awards will not count against the shares available for issuance under the Plan.

Reusage. Shares covered by an Award under the Plan are not counted against the shares available for issuance under the Plan unless and until they are actually issued to a Participant. If an Option granted under the Plan expires or terminates, or is surrendered or canceled without having been fully exercised, or if Restricted Stock Units, Performance Shares, Performance Units or SARs granted under the Plan are forfeited or terminate without the issuance of all of the shares subject thereto, the shares covered by and not issued pursuant to such Awards will remain available for use under the Plan. Any Restricted Stock that is forfeited to the Company will again be available for issuance under the Plan. Any shares of Common Stock covered by a SAR will count against the shares available for issuance under the Plan only to the extent shares are actually issued to the Participant upon exercise of the SAR. Any shares which a Participant surrenders to the Company to pay the exercise or purchase price of an Award will be added back to the number of shares available for issuance under the Plan, so that only the net number of shares issued by the Company in connection with the Award will count against the shares available for issuance under the Plan. Likewise, shares withheld to pay withholding taxes in connection with the exercise, vesting or payment of an Award will be added back to the number of shares available for issuance under the Plan. Shares covered by an Award granted under the Plan that is settled in cash will not be counted against the number of shares available for issuance under the Plan.

Award Limits. Not more than 50% of the total number of shares subject to the Plan may be issued pursuant to Awards that are not appreciation-only Awards (as described below), and not more than 475,000 of the total number of shares subject to the Plan may be issued pursuant to stock options that are incentive stock options.

No Participant may be granted in any calendar year:

•	Options or SARs relating to more than 500,000 shares;

•	Awards (other than appreciation-only Awards and dollar-denominated Awards, described further below) relating to more than 250,000 shares; and

•	Dollar-denominated Awards in excess of $7 million (or the equivalent in shares of Common Stock, based on the fair market value of the Common Stock on the date as of which the number of shares is determined).

Appreciation-only Awards are options and SARs with an exercise price equal to 100% of the fair market value of the Common Stock on the date of grant. Dollar-denominated Awards are Performance Unit Awards and any other incentive Awards based on a specified amount of money, which are not determined by reference to the fair market value of the Common Stock.

Administration. The Plan is administered by the Compensation and Management Development Committee of the Board of Directors (the “Committee”). The Committee is required to be comprised of at least two members, each of which must be (i) an “independent director,” as defined in applicable rules or listing standards of the NYSE; (ii) a “non-employee director,” as defined in Rule 16b-3 under the Securities Exchange Act of 1934; and (iii) an “outside director,” as defined in Treasury Department regulations for purposes of Section 162(m) of the Code. This Committee may, under certain circumstances, delegate authority to (a) another committee of the Board, or (b) the Chief Executive Officer of the Company or the chairperson of the Committee. Such delegated authority shall be limited to the ability to grant Awards to employees or other Service Providers who are not officers or directors of the Company and are not “covered employees” within the meaning of Section 162(m). The Committee has exclusive power to:

•	select eligible persons to participate in the Plan,

•	determine the time when Awards will be made to eligible persons,

•	determine the nature and extent of Awards to be made to each Participant,

•	determine the duration of restriction periods and performance Award periods,

•	determine the conditions to which payment of Awards may be subject, including whether or not Awards are to be linked to each other,

•	establish performance goals for each Award period, and

•	determine whether or not a specific Award is intended to qualify as performance-based compensation.

In addition, the Committee has the authority to establish and revise all rules and regulations relating to the Plan, to interpret and construe the Plan and to make determinations with respect to the Plan that it considers to be necessary or advisable for the administration of the Plan.

Awards.

Options. The Plan authorizes the grant of options to purchase Common Stock which may be either incentive stock options (“ISOs”) or non-qualified stock options (“NSOs”). ISOs and NSOs are collectively referred to as “Options.” ISOs must comply with Section 422 of the Code and may only be granted to employees of the Company or one of its subsidiaries.

Each ISO granted pursuant to the Plan must have an exercise price that is no less than the fair market value of the Common Stock underlying such ISO at the time of the grant (or no less than 110% of the fair market value in the case of ISOs that are granted to Participants, if any, who are holders of more than 10% of the Common Stock). Each NSO granted pursuant to the Plan must have an exercise price that is no less than the par value of the Common Stock.

The Committee shall determine when Options are exercisable and when they expire at the time such Options are granted. However, the term of an Option cannot exceed 10 years from the date of grant (or five years in the case of ISOs that are granted to Participants, if any, who are holders of more than 10% of the Common Stock).

Generally, for purposes of the Plan, fair market value means the average of the highest and lowest sales prices per share of Common Stock in trading on the date of the Award grant, as reported by Reuters or another source designated by the Committee.

Payment for shares purchased upon exercise of an Option must be made in full at the time of exercise. Payment may be made in cash or, if provided for in the Option grant, by any of the following methods or a combination thereof:

•	the transfer to the Company of shares owned by the Participant for at least six months or purchased on the open market, having a fair market value on the date of transfer equal to the exercise price; and/or

•	the delivery to the Company of a properly executed exercise notice together with a copy or irrevocable instructions to a broker to sell immediately some or all of the shares acquired by the exercise of the Option and to deliver promptly to the Company an amount of the sale proceeds sufficient to pay the purchase price; and/or

•	the election to have the Company retain some of the shares that would otherwise be issued pursuant to the option exercise, having a fair market value on the date of exercise equal to the exercise price.

In addition, the Committee may authorize any other manner of payment, so long as such method complies with all applicable laws and the NYSE listing standards. However, the Committee may not reduce the exercise price of any outstanding Option, except as discussed under “Adjustments,” below.

The Committee may grant Options which provide that the Participant shall be granted an NSO (referred to as a reload Option) to purchase shares in the event that the Participant:

•	exercises all or part of an existing Option by surrendering shares of Common Stock already owned by the Participant to pay the purchase price; and/or

•	has shares of Common Stock withheld to satisfy tax obligations in connection with the exercise of an Option.

The number of shares granted under any such reload Option shall not be greater than the number of shares surrendered or withheld. The exercise price of any reload Option shall be the fair market value on the grant date. Any reload Option will expire on the expiration date of the original Option whose exercise initiated the reload.

SARs. The Committee may grant SARs to Participants, and determine the number of the reload option SARs, the term of the SARs, the time or times at which the SARs may be exercised, and all other terms and conditions of the SARs. Each SAR entitles the Participant to receive, upon exercise of the SAR, without payment to the Company by the Participant, an amount, payable in shares, cash or a combination of shares and cash, that is equal to the excess of:

•	the per share fair market value of the Common Stock on the date of exercise; over

•	the exercise price of the SAR.

SARs may be linked to Options under the Plan. Such SARs may be either a supplement or an alternative to the linked Options. SARs may also be issued as stand-alone Awards. For stand-alone SARs and SARs linked as a supplement to an Option, the exercise price shall be the fair market value of the Common Stock on the date of grant of the SARs unless the Committee specifies a different exercise price, which may not be less than the par value of the Common Stock. For SARs linked as an alternative to the related Option, the exercise price shall be the same as the exercise price of the related Option.

Incentive Awards. The Plan authorizes the grant of Incentive Awards in lieu of, or as a supplement to, any other compensation that may have been earned by a Service Provider. In general, the Committee determines all of the terms and conditions of Incentive Awards including whether they will be contingent upon completion of a period of service after the grant of the Awards or on achievement of a performance goal, and whether any transfer restrictions will apply to shares of Common Stock issued pursuant to Incentive Awards. The amount of an Incentive Award may be based upon a specified number of shares of Common Stock or the fair market value of a specified number of shares or an amount authorized by the Committee. Any Incentive Award may be paid in cash or shares of Common Stock, or a combination of cash and shares. Forms of Incentive Awards include, but are not limited to, Dividend Equivalents, Performance Share Awards, Performance Unit Awards, Restricted Stock Awards and Restricted Stock Unit Awards.

Dividend Equivalents. Dividend Equivalents are the right to receive an amount of money equal to the dividends paid from time to time on a specified number of shares of Common Stock. Dividend Equivalents may be paid in the form of money or shares of Common Stock based on their fair market value on the payment date, or any combination of cash and shares. Any shares of Common Stock issued pursuant to Dividend Equivalents will be charged against the maximum number of shares which may be issued pursuant to Awards.

Performance Share and Performance Unit Awards. A Participant who is granted a Performance Share Award has the right to receive shares or cash or a combination of shares and cash equal to the fair market value of such shares at a future date in accordance with the terms of such grant and upon the attainment of performance goals specified by the Committee. The award of Performance Shares to a Participant does not create any rights in such Participant as a stockholder of the Company until the issuance of the shares with respect to an Award. A Participant who is granted a Performance Unit Award has the right to receive a payment in cash upon the attainment of performance goals specified by the Committee. The Committee may substitute actual shares of Common Stock for the cash payment otherwise required to be made pursuant to a Performance Unit Award.

Restricted Stock and Restricted Stock Unit Awards. Restricted Stock consists of shares which are transferred to or sold by the Company to a Participant, but are subject to risk of forfeiture provisions and restrictions on their sale or other transfer by the Participant. Restricted Stock Units are the right to receive shares of Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee. The Committee determines the eligible Participants to whom, and the time or times at which, grants of Restricted Stock or Restricted Stock Units will be made, the number of shares or units to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals, continuous service with the Company, or the passage of time.

Performance Goals. Restricted Stock Awards, Restricted Stock Unit Awards, Performance Share Awards, Performance Unit Awards and other Incentive Awards that are intended to qualify as Performance-Based Compensation shall be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code. Such performance goals shall be based on targeted levels of, targeted levels of return on, or targeted levels of growth for: earnings per share, net income, operating income, performance profit (operating income minus an allocated charge approximating the Company’s cost of capital, before or after tax), gross margin, revenue, working capital, total assets, net assets, stockholders’ equity or cash flow. The foregoing may be referred to as performance criteria.

Any performance criteria may be used to measure the performance of the Company as a whole, or the performance of any consolidated group, business unit or division. Unless the Committee directs otherwise at any time prior to payment of a Performance-Based Compensation Award and subject to the Committee’s right to reduce the amount payable prior to payment, each of the following items will be disregarded in determining the extent to which the performance goal has been achieved if the effect would be to reduce the Award: extraordinary, unusual or non-recurring items; discontinued operations; effects of accounting changes; effects of currency fluctuations; effects of financing activities; expenses for restructuring or productivity initiatives; non-operating items; effects of acquisitions and acquisition expenses; and effects of divestitures and divestiture expenses.

Amendment and Termination. The Plan is effective for 10 years from the date it received stockholder approval, April 14, 2004, but may be terminated earlier by the Board of Directors. In addition, the Committee may at any time amend, suspend or reinstate the Plan, so long as any such amendment does not impair or adversely affect the rights of the holder of an Award without the holder’s consent and so long as such action complies with any applicable stockholder approval requirements of Delaware or federal law, the NYSE or the Code. Any amendment that increases the aggregate number of shares issuable under the Plan or permits the exercise price of outstanding Options or SARs to be reduced (except as set forth under “Adjustments”) must receive stockholder approval. A decrease in the exercise price of an Option or SAR where such exercise price is indexed to the decrease in a specified index shall not be considered a reduction to the exercise price requiring stockholder approval.

Effect on Prior Plans. The Plan replaced the Prior Plans for purposes of all Awards made after the effective date. The Company ceased to grant awards under the Prior Plans, except for awards which the Company is contractually obligated to grant thereunder.

Change-In-Control. For any Award granted, the Committee may specify how such Award will be treated in the event a change-in-control occurs with respect to the Company. If the Committee does not make specific provisions in any Award, such Award will fully vest and, in the case of Options and SARs, become fully exercisable, immediately. Change-in-control events include the ownership by one person or entity of 25% or more of the Common Stock, continuing directors or their nominees cease to constitute a majority of the Board of Directors, specified mergers or consolidations involving the Company and the approval of a plan of liquidation or of a sale of all or substantially all of the Company’s assets.

Adjustments. If there is any change in the Common Stock by reason of any stock split, stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, the total number of shares available for Awards, the maximum numbers of shares which may be subject to an Award in any calendar year and the number of shares subject to outstanding Awards, and the price of each of the foregoing, as applicable, will be equitably adjusted.

In the event of any merger, consolidation or reorganization of the Company with or into another corporation which results in the Company’s outstanding Common Stock being converted into or exchanged for different securities, cash or other property, there shall be substituted on an equitable basis as determined by the Committee, for each share of Common Stock subject to an Award, the number and kind of shares of stock, other securities, cash or other property to which holders of Common Stock of the Company are entitled pursuant to the transaction.

Federal Income Tax Consequences

The following is a description of the U.S. federal income tax consequences as they relate to Awards:

ISOs. A Participant does not generally recognize taxable income upon the grant or upon the exercise of an ISO. Upon the sale of ISO shares, the Participant recognizes income in an amount equal to the difference, if any, between the exercise price of the ISO shares and the fair market value of those shares on the date of sale. The income is taxed at long-term capital gains rates if the Participant has not disposed of the stock within two years after the date of the grant of the ISO and has held the shares for at least one year after the date of exercise. The Company is not entitled to a federal income tax deduction. The holding period requirements are waived when a Participant dies.

The exercise of an ISO may in some cases trigger liability for the alternative minimum tax.

If a Participant sells ISO shares before having held them for at least one year after the date of exercise and two years after the date of grant of the ISO, the Participant recognizes ordinary income to the extent of the lesser of: (i) the gain realized upon the sale; or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending on how long the Participant held the ISO shares prior to disposition. In the year of disposition, the Company receives a federal income tax deduction in an amount equal to the ordinary income that the Participant recognizes as a result of the disposition.

NSOs. A Participant does not recognize taxable income upon the grant of an NSO. Upon the exercise of an NSO, the Participant recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the NSO on the date of exercise exceeds the exercise price paid by the Participant. The Company receives an income tax deduction in an amount equal to the ordinary income that the Participant recognizes upon the exercise of the NSO.

Restricted Stock. A Participant who receives a Restricted Stock Award does not generally recognize taxable income at the time of the Award. Instead, the Participant recognizes ordinary income in the first taxable year in which his or her interest in the shares becomes either (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the shares less the cash, if any, paid for the shares. A Participant may elect to recognize income at the time he or she receives Restricted Stock in an amount equal to the fair market value of the Restricted Stock (less any cash paid for the shares) on the date of the Award. The Company receives a compensation expense deduction in an amount equal to the ordinary income recognized by the Participant in the taxable year in which restrictions lapse (or in the taxable year of the Award if, at that time, the Participant files a timely election to accelerate recognition of income).

Other Awards. In the case of any exercise of a SAR, a Restricted Stock Unit Award, a Performance Share Award or a Performance Unit Award, the Participant will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In that taxable year, the Company will receive a federal income tax deduction in an amount equal to the ordinary income which the Participant has recognized.

Million Dollar Deduction Limit

Under Section 162(m) of the Code, the Company may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year is either the company’s chief executive officer (the “CEO”) or is among one of the four other most highly compensated officers for that taxable year as reported in the Company’s proxy statement (“covered employees”). The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. The Company believes that Awards made under the Plan in the form of performance shares, performance units, stock options, SARs, performance-based restricted stock and performance-contingent restricted stock units will constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation. However, as mentioned above, the Plan authorizes the Committee to grant awards that qualify as “performance-based compensation” as well as awards that do not. As a result, the Company may not be entitled to any tax deduction mentioned above if the individual in question is the CEO or another “covered employee,” the Award does not qualify as “performance-based compensation,” and the amount of the Award, when added to the covered employee’s other taxable compensation that is not “performance-based” in the same taxable year, exceeds one million dollars.

Tax Penalties Applicable to Certain Change in Control-Related Payments

If compensatory payments made to an officer, highly compensated employee or certain other “disqualified individuals,” including the vesting of stock options or other awards, are contingent, or deemed to be contingent, on a change in control of the Company under Section 280G of the Code, and if the amount of such payments exceeds the individual’s average annual taxable compensation from the Company during the preceding five years, the person who receives such payments may be subject to a 20% excise tax on most of such payments, payable in addition to regular income taxes, and the Company may be denied a deduction for the portion of the payments which is subject to such excise tax. If a change in control as defined in the Plan occurs, awards under the Plan may be subject to such excise tax, in whole or in part, and may be nondeductible by the Company. Compensation paid to the CEO or another “covered employee” that is non-deductible change in control-contingent compensation under Section 280G of the Code, may also reduce dollar for dollar, the one million dollar limit on such covered employee’s non-”performance-based” compensation that the Company may deduct under Section 162(m) of the Code.

Tax Penalties Applicable to Certain Deferred Compensation Agreements

Under Section 409A of the Code, an individual who has a right to compensation that is payable in a later year may be subject to certain tax penalties if the arrangement under which the compensation is payable does not qualify for an exemption from Section 409A or conform in terms and operation to the requirements of Section 409A. The tax penalties consist of (a) immediate taxation of the compensation in the year in which it is not considered to be subject to a substantial risk of forfeiture within the meaning of Section 409A, even if the compensation is not payable in that year (i.e., no deferral of taxation), (b) imposition of a 20% surtax on the compensation in that year, payable in addition to ordinary income taxes, and (c) extra interest charges. In addition, the tax penalties may apply to the individual’s other compensation awards of the same character as the penalized award. Companies are required to report and withhold taxes on the penalized compensation.

Participants who are granted Awards under the Plan, other than Restricted Stock Awards and ISOs, may be subject to these tax penalties if the awards do not qualify for an exemption from Code Section 409A or conform in terms and operation to the requirements of Code Section 409A.

Plan Benefits

STOCK INCENTIVE AND AWARD PLAN

Equity awards granted under the Plan through December 31, 2005 are set forth in the table below.

Name and Position	Number of Shares Of Common Stock Underlying Awards
E.M. Carpenter President and Chief Executive Officer	1,419,240

W.C. Denninger Senior Vice President, Finance and Chief Financial Officer	220,979

S.S. Gates Senior Vice President, General Counsel and Secretary	178,133

J.R. Arrington Senior Vice President Human Resources	170,598

P.A. Goodrich Senior Vice President Corporate Development	131,949

Executive Officers as a Group	954,769
Non-Executive Director Group	31,950
Company employees as a group (including current officers who are not executive officers)	306,924

Total Award Through December 31, 2005	3,414,542

On February 21, 2006, the closing price of the Common Stock, as reported on the New York Stock Exchange, was $37.92.

APPROVAL OF THE BARNES GROUP INC. PERFORMANCE-LINKED BONUS PLAN

FOR SELECTED EXECUTIVE OFFICERS (Proxy Proposal 4)

The Board of Directors Recommends a Vote “For” this Proposal.

The Barnes Group Inc. Performance-Linked Bonus Plan for Selected Executive Officers (“Bonus Plan”) is being submitted to stockholders for re-approval so that the compensation paid pursuant to the Bonus Plan will continue to qualify as “performance-based” as defined in Section 162(m) of the Code and therefore will not be subject to the $1,000,000 deduction limit.

Current regulations under the Internal Revenue Code (the “Code”) limit the deductibility by the Company of certain types of compensation provided to employees to $1,000,000 per individual. However, performance-based compensation that meets certain conditions is not subject to the one million dollar deduction limit. One of these conditions is that the performance-based plan under which the compensation will be paid must be disclosed to and approved by stockholders. The Bonus Plan was approved by stockholders in 2001. Under the applicable tax regulations, in order to continue to meet the conditions, the Bonus Plan must be re-approved every five years.

Another requirement is that the performance-based plan must be administered by a committee of not less than two directors who are not employees of the Company and such committee must be comprised solely of directors who are “outside directors” within the meaning of the Code. The Bonus Plan will be administered by the Compensation and Management Development Committee of the Board of Directors of the Company (the “Committee”). The description of the Bonus Plan terms that follows is subject to and qualified by reference to the complete text of the Bonus Plan set forth in Annex 4 to this Proxy Statement. Approval of this Proposal requires the affirmative vote of a majority of the shares of Common Stock voted.

The persons who are eligible to be selected by the Committee to participate in the Bonus Plan are executive officers of the Company whose annual incentive compensation for any taxable year of the Company commencing on or after January 1, 2005 would not be deductible by the Company in whole or in part unless the incentive compensation qualifies as “performance-based” under section 162(m)(4)(C) of the Code. An eligible executive officer may (but need not) be selected to participate each year. For 2006, subject to stockholder approval of the Bonus Plan, Messrs. Arrington, E.M. Carpenter, Denninger, Dempsey, Goodrich and Milzcik, and Mses. Gates and Wolf are eligible to participate in the Bonus Plan. Approximately [xxxx] other executive officers and employees of the Company are eligible to be selected to participate in similar annual incentive compensation arrangements on terms that are less restrictive than the Plan terms.

Under the Bonus Plan, participants receive specified payments after the close of each Award Period if specified target performance objectives are attained during the Award Period. The Committee determines the percentage of salary that will be earned at a given level of performance and also determines the level of performance that must be achieved. Performance at less than the target level of performance may result in a lesser percentage of salary than the target being earned, and performance in excess of the target performance objective may result in a higher percentage of salary than target being earned. Under no circumstances may the Award for a Participant’s service in any year exceed $7,000,000. Payment of any Award is contingent upon the Committee’s certifying in writing that the performance level applicable to such Award was in fact satisfied. Unless and until the Committee so certifies, no Award is paid. The Committee may not increase the amount of an Award upon satisfaction of the performance level. Except for Bonus Plan participants who retire, die or become permanently disabled during the year, whose Award will be prorated to the date of such retirement, death or permanent disability, a participant must be employed by the Company on the date of payment of an Award. Unless the Committee determines otherwise, all payments pursuant to the Bonus Plan are to be made in cash.

No later than 90 days after the start of each year (or by such other deadline as may apply under the Code), the Committee will select the persons who will participate in the Bonus Plan in such year and establish in writing the performance goals for that year as well as the method for computing the amount of compensation which each such participant will be paid if such performance goals are attained in whole or in part. Such method will be stated in terms of an objective formula or standard that precludes discretion to increase the amount that will be due upon attainment of the goals.

Under the Bonus Plan, the performance goals for any Award Period may be based on any of the following criteria, either alone or in any combination, and on either a consolidated Company, consolidated Group, business unit or divisional level, as the Committee may determine: earnings per share, net income, operating income, performance profit (operating income minus an allocated charge approximating the Company’s cost of capital, before or after tax), gross margin, revenue, working capital, total assets, net assets, stockholders’ equity, or cash flow. The foregoing criteria shall be determined in accordance with generally accepted accounting principles, except to the extent the Committee directs otherwise and may include or exclude any or all of the following items, as the Committee may specify: extraordinary, unusual or non-recurring items; discontinued operations; effects of accounting changes; effects of currency fluctuations; effects of financing activities (by way of example, without limitation, effect on earnings per share of issuing convertible debt securities); expenses for restructuring or productivity initiatives; non-operating items; effects of acquisitions and acquisition expenses; and effects of divestitures and divestiture expenses (the “Items”). Any such performance criterion or combination of such criteria may apply to the participant’s Award opportunity in its entirety or to any designated portion or portions of the Award opportunity, as the Committee may specify. Unless the Committee determines otherwise at any time prior to payment of a participant’s Award for an Award Period and subject to the Committee’s right to reduce an Award prior to payment, the Items, any of which affect any Performance criterion applicable to the Award (including but not limited to the criterion of earnings per share), shall be automatically excluded or included in determining the extent to which the Performance level has been achieved, whichever will produce the higher Award. This provision is included in the Bonus Plan because awards may qualify as “performance-based compensation” under Section 162(m) of the Code if the Committee has discretion to reduce an award, but not if the Committee has discretion to increase an award.

The Committee may amend or terminate the Bonus Plan without stockholder approval at any time. Certain amendments may require re-approval of the Plan by stockholders for the performance-based compensation to continue to qualify for deductibility by the Company, as specified by the Code.

RATIFICATION OF SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proxy Proposal 5)

The Board of Directors Recommends a Vote “For” this Proposal.

The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2006. Although not required by the Certificate of Incorporation or By-Laws of the Company, the Company has determined to ask the stockholders to ratify the selection of PricewaterhouseCoopers LLC as the independent registered public accounting firm for the year 2006 for the Company.

A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting and will have the opportunity to make a statement, if desired, and to be available to respond to appropriate questions.

PRINCIPAL ACCOUNTING FEES AND SERVICES

Fees paid to PricewaterhouseCoopers LLP during 2005 and 2004 are set forth below:

	2005	2004
Audit Fees[1]	$1,857,892	$1,612,478
Audit-Related Fees[2]	223,000	138,000
Tax Fees[3]	797,819	601,212
All Other Fees[4]	3,030	2,828

Total Fees	$2,881,741	$2,354,517

[1]	Audit Fees for 2005 consist of fees for professional services provided in connection with the integrated audit of the Company’s financial statements and internal control over financial reporting, and review of financial statements included in Forms 10-Q, and includes services that generally only the external auditor can reasonably provide, such as comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC.

[2]	Audit-Related Fees consist of fees for due diligence reviews related to acquisitions and, for 2004, evaluation of Sarbanes-Oxley §404 project design and documentation.

[3]	Tax Fees include fees for tax compliance, tax consulting and tax planning services.

[4]	All Other Fees are license fees for PricewaterhouseCoopers LLP’s publication, Comperio.

PRE-APPROVAL POLICY AND PROCEDURES

The Audit Committee adopted the following policy:

Policy for Pre-Approval of

External Auditor Services

The Company shall engage external auditors for audit, audit-related, tax and other non-audit services in accordance with this policy and the procedures defined below. This policy shall not apply to any external auditor, whether or not registered with the Public Company Accounting Oversight Board, that has not prepared or issued, and is not reasonably expected in the foreseeable future to prepare or issue, any audit report or perform other audit, review or attest services for the Company or any of its subsidiaries.

•	Audit Services consist of services rendered by an external auditor for the audit of the Company’s annual consolidated financial statements (including tax services performed to fulfill the auditor’s responsibility under standards of the Public Company Accounting Oversight Board) and reviews of financial statements included in Form 10-Qs, and includes services that generally only an external auditor can reasonably provide, such as comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC.

•	Audit-Related Services consist of assurance and related services (e.g., due diligence) by an external auditor that are reasonably related to audit or review of financial statements, including employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with proposed or consummated acquisitions, internal control reviews, attest services related to financial reporting that are not required by statute or regulation, and consultation concerning financial accounting and reporting standards.

•	Tax Services consist of services not included in Audit Services above, rendered by an external auditor for tax compliance, tax consulting and tax planning.

•	Other Non-Audit Services are any other permissible work that is not an Audit, Audit-Related or Tax Service.

To establish compliance with applicable law and best practices, effective immediately, all services provided by an external auditor covered by this policy must be pre-approved by the Audit Committee of the Company’s Board of Directors (the “Audit Committee”), in accordance with the following procedures. The Audit Committee does not delegate its responsibilities to pre-approve services performed by an external auditor, to management.

Procedure 1. Annually, not later than April 30, management shall present to the Audit Committee its best estimate of the particular services for Audit, Audit-Related, Tax and Other Non-Audit Services, and the estimated fees therefor, to be performed by an external auditor during the audit engagement period for the then-current fiscal year. The external auditor shall provide such back-up documentation for each such service as the Audit Committee deems necessary or desirable to assess the impact of such service on the external auditor’s independence. Prior to the engagement of an external auditor for such services and except as provided by Procedure 2, the Audit Committee shall, by resolution, pre-approve each such service to a maximum amount of estimated fees therefor.

Procedure 2. For any Audit, Audit-Related, Tax or Other Non-Audit Service to be obtained by the Company from an external auditor and not pre-approved in accordance with Procedure 1, the Audit Committee Chairperson (the “Delegatee”), is authorized to approve prior to the engagement of the external auditor for such service, any such service and expenditures therefor to a maximum of $100,000; provided, that said Chairperson has been determined to be an independent director by the Board of Directors of the Company. The Chief Financial Officer shall obtain written confirmation of any such pre-approval by the Delegatee and each such pre-approval by the Delegatee shall be reported to the Audit Committee at its next meeting.

Procedure 3. All Audit, Audit Related, Tax or Other Non-Audit Services to be obtained from an external auditor that are not pre-approved by the Audit Committee pursuant to Procedures 1 and 2 shall be pre-approved by resolution of the Audit Committee, prior to the engagement of the external auditor for such services. Further, any engagement for Tax and Other Non-Audit Services that qualify for the SEC regulations’ “de minimis” exception (i.e., they were not recognized as being non-audit services at the time of the engagement and in the aggregate do not exceed the amount specified in SEC rules) to the pre-approval requirement of Procedures 1 and 2, shall be promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Delegatee prior to the completion of the annual audit of the Company’s consolidated financial statements.

Procedure 4. The Chief Financial Officer will provide a quarterly report of external auditor services, by category, to the Audit Committee.

Procedure 5. This policy will be updated as requirements are further defined. The Audit Committee shall review this policy periodically, to assure its continued suitability to the needs of the Company.

Procedure 6. The external auditor appointed by the Audit Committee to audit and render its opinion of the Company’s annual consolidated financial statements is explicitly prohibited under current SEC regulations and the Sarbanes-Oxley Act from providing the following services:

•	Bookkeeping or other services related to the accounting records or financial statements.

•	Financial information systems design or implementation.

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

•	Actuarial services.

•	Internal audit outsourcing.

•	Management functions or human resources.

•	Broker or dealer, investment adviser, or investment banking.

•	Legal services and expert services unrelated to the audit.

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Prior to the engagement of any external auditor covered by this policy, such external auditor shall confirm in writing that the services it proposes to provide are not prohibited by such law or regulations.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Stockholders wishing to submit proposals for inclusion in the Company’s proxy statement and form of proxy for the 2007 Annual Meeting of Stockholders must submit proposals to the Company at its address given above by November 22, 2006. Stockholders wishing to present proposals for a formal vote (other than proposals included in the Company’s proxy statement), or to nominate candidates for election as directors at a meeting of the Company’s stockholders, must do so in accordance with the Company’s By-laws. In order to be presented at the 2007 Annual Meeting, the By-laws provide that such stockholder proposals or nominations may be made only by a stockholder of record as of the date such notice is given and as of the date for determination of stockholders entitled to vote at such meeting, who shall have given notice of the proposed business or nomination which is received by the Company between December 21, 2006 and January 20, 2007. The notice must contain, among other things, the name and address of the stockholder, a brief description of the business desired to be brought before the Annual Meeting, the reasons for conducting the business at the Annual Meeting, and the stockholder’s ownership of the Company’s capital stock. In the case of nominations, the notice must contain the background and stock ownership information with respect to each nominee. Stockholders may obtain a copy of the relevant provisions of the By-laws by writing to the Secretary of the Company at the address given above. Proposals received after January 20, 2007 will not be considered “timely” for the purpose of determining whether the Company may use discretionary authority to ask stockholders to vote on any such proposals.

GENERAL

The cost of solicitation of proxies will be borne by the Company. Such solicitation will be made by mail and may also be made by the Company’s officers and employees personally or by telephone, facsimile, Internet or telegram without additional compensation. The Company may also reimburse brokers, dealers, banks, voting trustees or their nominees for their reasonable expenses in sending proxies, proxy material and annual reports to beneficial owners. The Company has retained The Altman Group Inc., 1200 Wall Street, 3rd Floor, Lyndhurst, New Jersey 07071 to aid in the solicitation of proxies. The Altman Group will solicit proxies by personal interview, telephone, facsimile and mail, and may request brokerage houses and other nominees and fiduciaries or custodians to forward soliciting materials to beneficial owners of the Company’s stock. For these services, the Company will pay a fee of approximately $8,500 plus out-of-pocket expenses.

The Company had outstanding 24,157,167 shares of Common Stock as of February 21, 2006, each of which is entitled to one vote. Only holders of record at the close of business on February 21, 2006 will be entitled to vote.

Under applicable Delaware law, abstentions and broker non-votes are treated as present at the meeting for purposes of determining a quorum. Abstention and broker non-votes will not have an effect on the outcome of the vote for directors. In voting on the proposal to amend the Barnes Group Inc. Stock and Incentive Award Plan and the proposal to approve the Barnes Group Inc. Performance-Linked Bonus Plan, abstentions will have the effect of votes against the proposals and broker non-votes will not have an effect on the outcome of the vote. In voting on the proposal to amend the Company’s Restated Certificate of Incorporation abstentions and broker non-votes will have the effect of votes against that proposal.

The Company will provide without charge upon written request from a stockholder, a copy of the Company’s Annual Report on Form 10-K, including financial statements and the financial statement schedules for the year ended December 31, 2005. Any such request should be sent to: Secretary, Barnes Group Inc., 123 Main Street, P.O. Box 489, Bristol, Connecticut 06011-0489.

The Company has posted on its Internet website and will make available in print to any stockholder who makes a request, its Corporate Governance Guidelines, its Code of Business Ethics and Conduct and the charters of the Audit Committee, Compensation and Management Development Committee and Corporate Governance Committee. The Company’s Internet website address is www.barnesgroupinc.com.

If a nominee for director should become unavailable for any reason, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe the persons nominated will be unable to serve if elected. The Board of Directors does not know of any matters to be presented for consideration at the meeting other than the matters described in Proposals 1, 2, 3, 4 and 5 of the Notice of Annual Meeting. However, if other matters are presented, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their judgment. All shares represented by the accompanying proxy, if the proxy is given prior to the meeting, will be voted in the manner specified therein.

By order of the Board of Directors.

Signe S. Gates

Secretary

March XX, 2006

APPENDIX 1

BARNES GROUP INC. CHARTER

Audit Committee of the Board of Directors

The Board of Directors of Barnes Group Inc. (the “Company”) hereby sets forth a Charter for its Audit Committee, with membership and specific responsibilities as outlined below:

Membership

In accordance with the bylaws of the Company and upon the nomination by the Corporate Governance Committee (the “Committee”), the Board of Directors (the “Board”) shall appoint the members of the Audit Committee and the chairperson thereof, each of whom shall satisfy applicable independence requirements of the New York Stock Exchange and any other regulatory requirements, and otherwise be free from any relationship that, in the business judgment of the Board, would interfere with his or her exercise of business judgment as a Committee member. The Committee shall comprise not less than three such Directors. A Committee member shall not serve simultaneously on the audit committees of more than two other public companies. All members of the Audit Committee shall be financially literate and at least one member shall have accounting or related financial management expertise, as each such qualification is interpreted by the Board of Directors in its business judgment. To the extent practicable, at least one Committee member shall be an “audit committee financial expert,” as defined by the Securities and Exchange Commission (“SEC”). A Committee member may resign by delivering his or her written resignation to the Chairman of the Board, or may be removed by majority vote of the Board at any time. In the event of a vacancy on the Committee, the Board shall elect a Director who satisfies the foregoing qualifications, to replace the departed Director.

The Committee may fix its own rules of procedure; provided, that the Committee shall cause its proceedings to be recorded and minutes of Committee meetings shall be distributed to the Board of Directors. The Committee shall regularly report its findings, conclusions, recommendations and actions to the Board. The Committee may meet at such times (but not less than four times per year) and places as it shall determine. The majority of the members of the Committee shall constitute a quorum. A majority of the members present, if a quorum is present at the time, shall decide any question brought before the Committee. Any action required or permitted to be taken by the Committee may be taken by unanimous written consent in lieu of a meeting.

Responsibilities

The Board of Directors intends the Audit Committee to serve as its focal point for the oversight of the Company’s accounting policies and internal controls, financial reporting practices and legal and regulatory compliance, including, among other things:

•	the integrity of the Company’s financial statements;

•	the Company’s compliance with legal and regulatory requirements;

•	review of the independent registered public accounting firm’s qualifications and independence; and

•	the performance of the Company’s internal audit function and the Company’s independent registered public accounting firm (the “independent auditor”).

Through regularly scheduled meetings, the Committee will facilitate open communication among the Board of Directors, the Company’s independent and internal auditors and the Company’s financial management. The Committee shall prepare a report for inclusion in the Company’s annual proxy statement, as required by the SEC rules.

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Specifically, the Audit Committee will, consistent with the Company’s Corporate Governance Guidelines:

1.	Review and discuss the annual audited financial statements and the Company’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” with management and the independent auditor, and, based on such review, recommend to the Board whether the Company’s audited financial statements should be included in the Company’s annual report on Form 10-K for filing with the SEC. In connection with such review, the Audit Committee will:

•	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 (as it may be modified or supplemented) relating to the conduct of the audit.

•	Review significant changes in accounting or auditing policies.

•	Review with the independent auditor any problems or difficulties encountered in the course of their audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work and management’s response to such problems or difficulties.

•	Review (not less than annually) with the independent auditor, management and the Director, Internal Audit the adequacy of the Company’s internal controls, including without limitation information technology systems, any significant findings and recommendations with respect to such internal controls, and the Company’s internal controls report and the independent auditor’s attestation thereof prior to filing the Company’s annual report on Form 10-K.

•	Review reports required to be submitted by the independent auditor concerning: (a) all critical accounting policies and practices used; (b) all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management, the ramifications of such alternatives, and the accounting treatment preferred by the independent auditors; and (c) any other material written communications with management.

•	Review and discuss with management and the independent auditor (a) major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls, any special audit steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting; and (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements and the effects of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

•	Discuss earnings press releases (paying particular attention to any use of “non-GAAP financial measures,” as defined by SEC rules, and any other “pro forma” or “adjusted” non-GAAP information), and financial information and earnings guidance, if any, to be provided to, and the type of presentation to be made to, analysts and rating agencies.

•	Discuss with management and the independent auditor any correspondence with regulatory or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

2.	Review and discuss the quarterly financial statements and the Company’s specific disclosures provided in periodic quarterly reports including “Management’s Discussion and Analysis of Financial Condition and Results of Operations” with management, the Director, Internal Audit, and the independent auditor.

3.

Oversee the external audit coverage. The Company’s independent auditor is ultimately accountable to the Committee, which has the direct authority and responsibility to appoint, retain, compensate, terminate, select,

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evaluate and, where appropriate, replace the independent auditor. The independent auditor shall report directly to the Committee. In connection with its oversight of the external audit coverage, the Audit Committee will:

•	Have sole authority to appoint and replace (subject to stockholder approval or ratification, if deemed advisable by the Board of Directors) the independent auditor.

•	Have authority to approve the engagement letter and the fees to be paid to the independent auditor.

•	Pre-approve all audit, internal control-related and non-audit services to be performed by the independent auditor and the related fees for such services, in accordance with the Company’s Policy for Pre-Approval of External Auditor Services which the Committee shall review periodically and, as necessary, modify.

•	Obtain confirmation and assurance as to the independent auditor’s independence, including ensuring that they submit on a periodic basis (not less than annually) to the Committee a formal written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” (as it may be modified or supplemented). The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking appropriate action in response to the independent auditor’s report to satisfy itself of their independence.

•	At least annually, obtain and review a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and, to assess the independent auditor’s independence, all relationships between the independent auditor and the Company.

•	Review and evaluate the performance of the independent auditor, as the basis for a decision to reappoint or replace the independent auditor.

•	Set clear Company hiring policies for employees or former employees of the independent auditor, considering, among other things, the requirements of all applicable laws and listing rules.

•	Assure regular rotation of the lead audit partner, as required by SEC rules, and consider whether rotation of the independent auditors is required to ensure independence.

•	Discuss with the independent auditor material issues on which the national office of the independent auditor was consulted.

4.	Oversee internal audit coverage. In connection with its oversight responsibilities, the Committee will:

•	Review the appointment or replacement of the Director, Internal Audit.

•	Review, in consultation with management, the independent auditor and the Director, Internal Audit, the plan and scope of internal audit activities.

•	Review internal audit activities, budget and staffing.

•	Review significant reports to management prepared by the internal auditing department and management’s responses to such reports.

5.	Resolve any differences between management and the independent auditor regarding financial reporting.

6.	Establish procedures for (i) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

7.	Discuss policies and guidelines to govern the process by which risk assessment and risk management are handled. Meet periodically with management to review and assess the Company’s major financial risk exposures and the manner in which such risks are being monitored and controlled.

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8.	Meet periodically (not less than annually) in separate executive session with each of the Chief Financial Officer, the Director, Internal Audit, and the independent auditor, and have such other direct and independent interaction with such persons from time to time as the Company deems appropriate.

9.	Review periodically with the Company’s General Counsel (i) legal and regulatory matters which may have a material effect on the financial statements, and (ii) the Company’s Corporate Compliance Program. Obtain from the independent auditor assurance that Section 10A(b) of the Securities Exchange Act of 1934 has not been implicated, such Section 10A(b), requiring inter alia the independent auditor, if it detects or becomes aware of any illegal act, to assure that the Committee is adequately informed and to provide a report if the independent auditor has reached specific conclusions with respect to such illegal acts.

10.	Annually, evaluate the performance of this Committee, including a review of the Committee’s compliance with this Charter. Annually, review and assess the adequacy of this Charter and recommend any proposed changes to the Board for approval. Also affirm to the New York Stock Exchange in writing, annually and at such other times as there are changes in the composition of the Audit Committee, such review and assessment of the adequacy of this Charter; and the Board of Directors’ determination of the independence and financial literacy of the Audit Committee members, and the accounting or related financial management expertise of at least one such member.

11.	The Chairman of the Committee will periodically (not less than annually), review the expense accounts of the Chairman of the Board and the Chief Executive Officer.

12.	Perform such other activities as are requested from time to time by the Board.

The Committee shall have all powers and authority that are necessary or appropriate to fulfill its duties and responsibilities, including without limitation:

a.	To retain, at its discretion and at the Company’s expense, without the approval of the Board, outside legal, accounting and other advisors, and approve the terms of engagement including the fees of such advisors.

b.	To incur ordinary administrative expenses that are necessary or appropriate to carrying out its duties, at the Company’s expense.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Amended and Approved by the Board of Directors: 2/16/06

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APPENDIX 2

CERTIFICATE OF AMENDMENT

OF THE

RESTATED CERTIFICATE OF INCORPORATION

OF BARNES GROUP INC.

Barnes Group Inc., a Delaware corporation, (the “Corporation”) does hereby certify:

FIRST: The Board of Directors of the Corporation approved and adopted the following resolution for amending the Corporation’s Restated Certificate of Incorporation declaring it advisable, and recommended that the amendment be submitted to the stockholders of the Corporation for their consideration:

RESOLVED, that it is advisable to amend the Company’s Certificate of Incorporation in order to increase the number of shares of authorized Common Stock by amending the first paragraph of Article FOURTH (the remainder of Article FOURTH remaining unchanged) to read as follows:

FOURTH: The total number of shares of all classes of stock which the corporation shall have authority to issue is 153,000,000, consisting of 3,000,000 shares of preferred stock of the par value of $.01 per share and 150,000,000 shares of common stock of the par value of $.01 per share.

SECOND: This Amendment to the Restated Certificate of Incorporation was approved by the stockholders of the Corporation at a meeting in accordance with Section 242 of the General Corporation Law of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Restated Certificate of Incorporation to be executed by a duly authorized officer this          day of                     , 2006.

BARNES GROUP INC.

By:
Name: Signe S. Gates Title: Senior Vice President, General Counsel and Secretary

APPENDIX 3

AMENDED

BARNES GROUP INC.

STOCK AND INCENTIVE AWARD PLAN

1. Purposes. The purposes of this Plan are (a) to provide competitive incentives that will enable the Company to attract, retain, motivate and reward persons who render services that benefit the Company or other enterprises in which the Company has a significant interest, and (b) to align the interests of such persons with the interests of the Company’s shareholders generally.

2. Definitions. Unless otherwise required by the context, the following terms, when used in this Plan, shall have the meanings set forth in this Section 2.

(a) “Allied Enterprise” means a business enterprise, other than the Company or a Subsidiary, in which the Committee determines the Company has a significant interest, contingent or otherwise.

(b) “Appreciation-Only Award” means (i) Options and Stock Appreciation Rights the exercise price of which is equal to at least 100% of Fair Market Value on the date on which the Options or Stock Appreciation Rights are granted, and (ii) Linked Stock Appreciation Rights that are granted as an alternative to the related Option after the date of grant of such Option, the exercise price of which Stock Appreciation Rights is equal to at least 100% of Fair Market Value on the date on which such Option was granted.

(c) “Award” means an award granted under this Plan in one of the forms provided for in Section 3(a).

(d) “Beneficiary” means a person or entity (including but not limited to a trust or estate), designated in writing by a Service Provider or other rightful holder of an Award, on such forms and in accordance with such terms and conditions as the Committee may prescribe, to whom such Service Provider’s or other rightful holder’s rights under the Plan shall pass in the event of the death of such Service Provider or other rightful holder. In the event that the person or entity so designated is not living or in existence at the time of the death of the Service Provider or other rightful holder of the Award, or in the event that no such person or entity has been so designated, the “Beneficiary” shall mean the legal representative of the estate of the Service Provider or other rightful holder, or the person or entity to whom the Service Provider’s or other rightful holder’s rights with respect to the Award pass by will or the laws of descent and distribution.

(e) “Board” or “Board of Directors” means the Board of Directors of the Company, as constituted from time to time.

(f) “Change in Control” means that any of the following events has occurred:

(i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or

(ii) the following individuals cease for any reason to constitute a majority of the number of directors serving on the Board: individuals who, at the beginning of any period of two consecutive years (not including any period prior to the Effective Date), constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or

1

recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of such period or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii) there is consummated a merger or consolidation of the Company or any Subsidiary with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company’s then outstanding securities; or

(iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

For purposes of the foregoing provisions of this Section 2(f),

(A) the term “Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act;

(B) the term “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under under the Exchange Act; and

(C) the term “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) any member of the Barnes family (by blood or marriage) or any entity for the benefit of, or controlled by, a member of the Barnes family (by blood or marriage), (ii) the Company or any of its subsidiaries, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iv) an underwriter temporarily holding securities pursuant to an offering of such securities, or (v) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(g) “Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time. References to a particular section of the Code shall include references to any related Treasury Regulations and to successor provisions of the Code.

(h) “Committee” means the committee appointed by the Board of Directors to administer the Plan pursuant to the provisions of Section 12(a) below.

(i) “Common Stock” means common stock of the Company, par value $.01 per share.

(j) “Company” means Barnes Group Inc., a Delaware corporation, and, except for purposes of determining under Section 2(f) hereof whether or not a Change in Control has occurred, shall include its successors.

(k) “Dividend Equivalents” means a right granted subject to and in accordance with the provisions of Section 5.III. and the other applicable provisions of the Plan (including, without limitation, Section 9).

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(l) “Dollar-Denominated Awards” means Performance Unit Awards and any other Incentive Award the amount of which is based on a specified amount of money (other than an amount of money determined by reference to the Fair Market Value of a specified number of shares of Common Stock). Options and Stock Appreciation Rights are not Dollar-Denominated Awards.

(m) “Effective Date” means the first date (if any) on which the shareholders of the Company approve the Plan either (i) at a duly held stockholders’ meeting, or (ii) by the written consent of the holders of a majority of the securities of the Company entitled to vote, in accordance with any applicable provisions of the Delaware General Corporation Law.

(n) “Employee” means any person who is employed by the Company or a Subsidiary on a full-time or part-time basis, including an officer or director if he is so employed.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(p) “Fair Market Value” on a particular date means as follows:

(i) If the principal market for the Common Stock is a national securities exchange or The NASDAQ Stock Market, the mean between the highest and lowest sale prices per share of Common Stock in trading on such date as reported by Reuters or another source designated by the Committee; or

(ii) If the principal market for the Common Stock is not a national securities exchange or The NASDAQ Stock Market, the mean between the highest and lowest sale prices per share of Common Stock in trading on such date in the over-the-counter market, as reported by the NASDAQ OTC Bulletin Board, the National Quotation Bureau or such other system then providing quotations with regard to trades in the Common Stock or, if on such date the Common Stock is publicly traded but not quoted by any such system, the mean between the highest bid and lowest asked prices per share of Common Stock on such date as furnished by a professional market maker making a market in the Common Stock; or

(iii) If in (i) or (ii) above, as applicable, there were no sales on such date reported as provided above, the mean between the respective prices on the most recent prior day for which sales were so reported.

If the foregoing method of determining fair market value should be inconsistent with Section 422, Section 162(m)(4)(C) or any other provision of the Code, then, with respect to Awards (including in particular but not limited to Incentive Stock Options) and transactions that are intended by the Committee to satisfy Section 422, Section 162(m)(4)(C) or any other provision of the Code, “Fair Market Value” shall be determined by the Committee in a manner consistent with Section 422, Section 162(m)(4)(C) or such other provision of the Code and shall mean the value as so determined.

(q) “General Counsel” means the General Counsel of the Company serving from time to time.

(r) “Incentive Award” means an amount of money that is paid or a number of shares of Common Stock that are issued, or a right to be paid an amount of money or to be issued a number of shares of Common Stock that is granted, subject to and in accordance with Section 5 and the other applicable provisions of the Plan (including, without limitation, Section 4 and Section 9). The term “Incentive Award” does not include Options or Stock Appreciation Rights.

(s) “Incentive Stock Option” means an option, including an Option as the context may require, intended to meet the requirements of Section 422 of the Code.

(t) “Linked Stock Appreciation Rights” means Stock Appreciation Rights that are linked to all or any part of an Option, subject to and in accordance with Section 8(a), 8(b) and the other applicable provisions of the Plan (including, without limitation, Section 9).

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(u) “Non-Statutory Stock Option” means an option, including an Option as the context may require, which is not intended to be an Incentive Stock Option.

(v) “Option” means an option granted under this Plan to purchase shares of Common Stock. Options may be Incentive Stock Options or Non-Statutory Stock Options.

(w) “Performance-Based Compensation” means compensation that satisfies the requirements applicable to “performance-based compensation” under Code Section 162(m)(4)(C).

(x) “Performance Share Award” means a right granted subject to and in accordance with Section 5 and the other applicable provisions of the Plan (including, without limitation, Section 5.II., 5.II.(d), 6(e) and Section 9) to receive a specified number of shares of Common Stock, and/or an amount of money determined by reference to the Fair Market Value of a specified number of shares of Common Stock, at a future time or times if a specified performance goal is attained and any other terms and conditions set forth in the written instrument documenting the Performance Share Award are satisfied.

(y) “Performance Unit Award” means a right granted subject to and in accordance with Section 5 and the other applicable provisions of the Plan (including, without limitation, Section 5.II., 5.II.(d), 6(e) and Section 9) to receive a specified amount of money (other than an amount of money determined by reference to the Fair Market Value of a specified number of shares of Common Stock), or shares of Common Stock having a Fair Market Value equal to such specified amount of money, at a future time or times if a specified performance goal is attained and any other terms and conditions set forth in the written instrument documenting the Performance Unit Award are satisfied.

(z) “Plan” means the Barnes Group Inc. Stock and Incentive Award Plan set forth in these pages, as amended from time to time.

(aa) “Prior Plan” means the 1991 Barnes Group Stock Incentive Plan approved by stockholders of the Company at the 1991 Annual Meeting of Stockholders, as amended and in effect from time to time.

(bb) “Prior Program” means the Barnes Group Inc. Employee Stock and Ownership Program approved by stockholders of the Company at the 2000 Annual Meeting of Stockholders, as amended and in effect from time to time.

(cc) “Reloaded Option” means a Non-Statutory Stock Option that the Committee provides is to be granted pursuant to Section 7(g) below on the terms and subject to the conditions therein set forth.

(dd) “Restricted Stock Award” means shares of Common Stock which are issued to a Service Provider in accordance with Section 5.I. and the other applicable provisions of the Plan (including, without limitation, Section 9) subject to restrictions and/or forfeiture provisions specified by the Committee that will cease to apply at a future time or times if continued employment conditions and/or other terms and conditions set forth in the written instrument documenting the Restricted Stock Award are satisfied.

(ee) “Restricted Stock Unit Award” means shares of Common Stock that will be issued to a Service Provider at a future time or times subject to and in accordance with Section 5.I. below and the other applicable provisions of the Plan (including, without limitation, Section 9) if continued employment conditions and/or other terms and conditions set forth in the written instrument documenting the Restricted Stock Unit Award are satisfied.

(ff) “SEC Rule 16b-3” means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act, as such rule or any successor rule may be in effect from time to time.

(gg) “Section 16 Person” means a person subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

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(hh) “Service Provider” means a person who renders, has rendered or who the Committee expects to render services that benefit or will benefit the Company or a Subsidiary or an Allied Enterprise, in the capacity of employee, director, independent contractor, agent, advisor, consultant, representative or otherwise, and includes but is not limited to (i) Employees, (ii) personal service corporations, limited liability companies and similar entities through which any such person renders, has rendered or is expected to render such services, and (iii) members of the Board who are not Employees.

(ii) “Stock Appreciation Right” means a right granted subject to and in accordance with Section 8 and the other applicable provisions of the Plan (including, without limitation, Section 9).

(jj) “Subsidiary” means a corporation or other form of business association of which shares (or other ownership interests) having more than 50% of the voting power are owned or controlled, directly or indirectly, by the Company; provided, however, that in the case of an Incentive Stock Option, the term “Subsidiary” shall mean a Subsidiary (as defined by the preceding clause) which is also a “subsidiary corporation” as defined in Section 424(f) of the Code.

3. Grants of Awards

(a) Subject to the provisions of the Plan, the Committee may at any time, and from time to time, grant the following types of awards to any Service Provider:

(i) Incentive Awards, which may but need not be in the form of Dividend Equivalents, Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, or Restricted Stock Unit Awards;

(ii) Options; and

(iii) Stock Appreciation Rights.

Any provision above of this Section 3(a) to the contrary notwithstanding, the Committee may grant Incentive Stock Options only to Service Providers who are Employees.

(b) After an Award has been granted,

(i) the Committee may waive any term or condition thereof that could have been excluded from such Award when it was granted, and

(ii) with the written consent of the affected participant, may amend any Award after it has been granted to include (or exclude) any provision which could have been included in (or excluded from) such Award when it was granted, and no additional consideration need be received by the Company in exchange for such waiver or amendment.

(c) The Committee may (but need not) grant any Award linked to another Award, including, without limitation, Options linked to Stock Appreciation Rights, Dividend Equivalents linked to Options or Stock Appreciation Rights, and Dividend Equivalents linked to other Incentive Awards. Linked Awards may be granted as either alternatives or supplements to one another. The terms and conditions of any such linked Awards shall be determined by the Committee, subject to the provisions of the Plan.

(d) No Service Provider shall acquire any rights in or to or with respect to any Award unless and until a written instrument signed by an officer of the Company and setting forth the terms and conditions of such Award is delivered to the Service Provider and is returned to the designated Company representative subscribed by the Service Provider within the time, if any, prescribed therefor by the Committee or its delegate. Any such instrument shall be consistent with this Plan and incorporate it by reference. Subscribing such instrument and returning it to the designated Company representative as aforesaid shall constitute the Service Provider’s irrevocable agreement

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to and acceptance of the terms and conditions of the Award set forth in such instrument and the terms and conditions of the Plan applicable to such Award.

(e) The Committee may rescind the grant of any Award, provided that after a written instrument documenting the grant of such Award has been issued and delivered to the Service Provider the Committee may rescind the grant of such Award only with the written consent of such Service Provider.

(f) The Committee may grant Awards that qualify as Performance-Based Compensation, as well as Awards that do not qualify as Performance-Based Compensation. Any provision of the Plan to the contrary notwithstanding, the Plan shall be interpreted, administered and construed to permit the Committee to grant Awards that qualify as Performance-Based Compensation as well as Awards that do not so qualify, and any provision of the Plan that cannot be so interpreted, administered or construed shall to that extent be disregarded.

(g) The Plan is intended to enable the Committee to grant Options that qualify for the tax treatment applicable to incentive stock options under Section 422 of the Code, as well as Options and other Awards that do not qualify for such tax treatment. Any provision of the Plan to the contrary notwithstanding, the Plan shall be interpreted, administered and construed to enable the Committee to grant Options that qualify for the tax treatment applicable to incentive stock options under Section 422 of the Code as well as Options and other Awards that do not qualify for such tax treatment, and any provision of the Plan that cannot be so interpreted, administered or construed shall to that extent be disregarded.

4. Stock Subject to this Plan; Award Limits

(a) Subject to the provisions below of Sections 4(c) and 4(d) and Section 10,

(i) the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards is 1,900,000 shares of Common Stock, plus (A) the number of shares of Common Stock, if any, that remain available on the Effective Date for grants of awards under the Prior Plan, plus (B) the number of shares of Common Stock, if any, that remain available on the Effective Date for grants of awards under the Prior Program, plus (C) the number of shares of Common Stock that become available after the Effective Date for grants of awards under either the Prior Plan or the Prior Program pursuant to the terms of the Prior Plan or the Prior Program, less (D) the number of shares of Common Stock necessary to satisfy any awards that the Company is obligated to grant under either the Prior Plan or the Prior Program after the Effective Date pursuant to agreements in force prior to the Effective Date which are not amended to provide for the awards to be granted under the Plan. Not more than 50% of such maximum aggregate number of shares may be issued pursuant to Awards that are not Appreciation-Only Awards, and not more than 475,000 of such maximum aggregate number of shares may be issued pursuant to Options that are Incentive Stock Options; and

(ii) the maximum number of shares of Common Stock with respect to which Options or Stock Appreciation Rights may be granted during any calendar year to any Employee or other Service Provider is 500,000 shares of Common Stock; and

(iii) the maximum number of shares of Common Stock with respect to which any and all Awards other than Appreciation-Only Awards and Dollar-Denominated Awards may be granted in any one calendar year to any Employee or other Service Provider is 250,000 shares of Common Stock; and

(iv) no Employee or other Service Provider may receive more than seven million dollars (or the equivalent thereof in shares of Common Stock, based on Fair Market Value on the date as of which the number of shares is determined) in payment of Dollar-Denominated Awards that are granted to such Employee or other Service Provider in any one calendar year.

If, after any Award is earned or exercised, the issuance or transfer of shares of Common Stock or payment of money is deferred, any amounts equivalent to dividends or other earnings during the deferral period (including shares which may be distributed in payment of any such amounts) shall be disregarded in applying the per

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Employee or other Service Provider limitations set forth above in clauses (ii), (iii) and (iv) of this Section 4(a). If, in connection with an acquisition of another company or all or part of the assets of another company by the Company or a Subsidiary, or in connection with a merger or other combination of another company with the Company or a Subsidiary, the Company either (A) assumes stock options or other stock incentive obligations of such other company, or (B) grants stock options or other stock incentives in substitution for stock options or other stock incentive obligations of such other company, then the stock options or other stock incentive obligations so assumed or granted in substitution by the Company shall not be granted (or be deemed granted) under the Plan and therefore none of the shares of Common Stock that are issuable or transferable pursuant to such stock options or other stock incentives that are assumed or granted in substitution by the Company shall be charged against the limitations set forth in this Section 4(a) above.

(b) Shares which may be issued pursuant to Awards may be authorized but unissued shares of Common Stock, shares of Common Stock held in the treasury, whether acquired by the Company specifically for use under this Plan or otherwise, or shares issued or transferred to, or otherwise acquired by, a trust or other legal entity pursuant to Section 13(d) below, as the Committee may from time to time determine, provided, however, that any shares acquired or held by the Company for the purposes of this Plan shall, unless and until issued or transferred to a trust or other legal entity pursuant to Section 13(d) below or to a Service Provider or other rightful holder of an Award in accordance with the terms and conditions of such Award, be and at all times remain treasury shares of the Company, irrespective of whether such shares are entered in a special account for purposes of this Plan, and shall be available for any corporate purpose.

(c) Subject to Section 4(e) below, the maximum aggregate number of shares set forth in Section 4(a)(i) above shall be charged only for the number of shares which are actually issued under the Plan; if any shares of Common Stock subject to an Award shall not be issued to a Service Provider and shall cease to be issuable to a Service Provider because of the termination, expiration, forfeiture or cancellation, in whole or in part, of such Award or the settlement of such Award in cash or for any other reason, or if any such shares shall, after issuance, be reacquired by the Company because of a Service Provider’s failure to comply with the terms and conditions of an Award, the shares not so issued, or the shares so reacquired by the Company, as the case may be, shall no longer be charged against the limitations provided for in Section 4(a)(i) above and may again be made subject to Awards.

(d) Subject to Section 4(e) below, if the purchase price of shares subject to an Option is paid in shares of Common Stock in accordance with the provisions of clause (iv) of Section 7(b) below, or if shares of Common Stock that are issued or issuable pursuant to an Award are withheld by the Company in accordance with Section 13(f) below in full or partial satisfaction of withholding taxes due in respect of the Award or due in respect of the grant, exercise, vesting, distribution or payment of the Award, the number of shares surrendered to the Company in payment of the purchase price of the shares subject to the Option, or the number of shares that are withheld by the Company in payment of such withholding taxes, shall be added back to the maximum aggregate number of shares which may be issued pursuant to Awards under Section 4(a)(i) above, so that the maximum aggregate number of shares which may be issued pursuant to Awards under Section 4(a)(i) above shall have been charged only for the net number of shares that were issued by the Company pursuant to the Option exercise or the Award.

(e) If and to the extent that the General Counsel determines that Section 4(c) or Section 4(d) above or Section 8(f) below shall cause the Company or the Plan to fail to satisfy the rules or listing standards of the New York Stock Exchange as in effect from time to time, or shall prevent Incentive Stock Options granted under the Plan from qualifying as Incentive Stock Options under Code Section 422, then to that extent (and only to that extent) Section 4(c), Section 4(d) or Section 8(f) shall be disregarded. For example, if the General Counsel determines that one or more of the aforementioned Sections of the Plan will prevent Incentive Stock Options granted under the Plan from qualifying as Incentive Stock Options under Code Section 422 if such Sections of the Plan are applied in determining the number of shares of Common Stock that are available from time to time to be issued pursuant to Options that are Incentive Stock Options, and determines that such Sections of the Plan will not prevent Incentive Stock Options granted under the Plan from qualifying as Incentive Stock Options under Code Section 422 if such

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Sections of the Plan are applied in determining the number of shares of Common Stock that are available from time to time to be issued pursuant to Options that are Non-Statutory Stock Options or other Awards that are not Incentive Stock Options, then such Sections of the Plan shall be disregarded for purposes of determining the number of shares of Common Stock that are available from time to time to be issued pursuant to Options that are Incentive Stock Options, but not for purposes of determining the number of shares of Common Stock that are available from time to time to be issued pursuant to Options that are Non-Statutory Stock Options or other Awards that are not Incentive Stock Options.

5. Incentive Awards

I. Generally. Except as otherwise provided in Section 13(e), Incentive Awards shall be subject to the following provisions:

(a) Incentive Awards may be granted in lieu of, or as a supplement to, any other compensation that may have been earned by the Service Provider prior to the date on which the Incentive Award is granted. The amount of an Incentive Award may be based upon (i) a specified number of shares of Common Stock or the Fair Market Value of a specified number of shares of Common Stock, or (ii) an amount of money not determined by reference to the Fair Market Value of a specified number of shares of Common Stock. Any Incentive Award may be paid in the form of money or shares of Common Stock valued at their Fair Market Value on the payment date, or a combination of money and such shares, as the Committee may provide. Dividend Equivalents, Performance Share Awards, Performance Unit Awards, Restricted Stock Awards and Restricted Stock Unit Awards are specific forms of Incentive Awards, but are not the only forms in which Incentive Awards may be made.

(b) Any shares of Common Stock that are to be issued pursuant to an Incentive Award, and any money to be paid in respect of an Incentive Award, may be issued or paid to the Service Provider at the time such Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Committee shall determine. In the event that any such issuance or payment shall not be made to the Service Provider at the time an Incentive Award is granted, the Committee may but need not grant Dividend Equivalents in respect of the Award, or may provide that, until such shares are issued or money is paid in respect of the Award or until the Award is forfeited, and subject to such terms and conditions as the Committee may impose, the Award shall earn amounts equivalent to interest or another investment return specified by the Committee, which amounts may be paid as earned or deferred and reinvested, and which amounts may be paid either in money or shares of Common Stock, all as the Committee may provide.

(c) Incentive Awards shall be subject to such terms and conditions, including, without limitation, restrictions on the sale or other disposition of the shares issued or transferred pursuant to such Award, and conditions calling for forfeiture of the Award or the shares issued pursuant thereto in designated circumstances, as the Committee may determine; provided, however, that upon the issuance of shares pursuant to any such Award, the recipient shall, with respect to such shares, be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder except to the extent otherwise provided in the Award. In the case of a Restricted Stock Award, the recipient shall pay the par value of the shares to be issued pursuant to the Award unless such payment is not required by applicable law.

II. Performance Share Awards and Performance Unit Awards

(a) Subject to the terms and conditions of the Plan, the Committee may grant any Service Provider a Performance Share Award and/or a Performance Unit Award. The Committee may but need not provide that a specified portion of the Performance Share Award or Performance Unit Award will be earned if the specified performance goal applicable to the Award is partially attained.

(b) Subject to Section 6(b) below, the specified performance goal applicable to a Performance Share Award or Performance Unit Award may but need not consist, without limitation, of any one or more of the following: completion of a specified period of employment with or other service that benefits the Company or a Subsidiary or

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an Allied Enterprise, achievement of financial or operational goals, and/or the occurrence of a specified circumstance or event. The performance goal applicable to Performance Share Awards and Performance Unit Awards, and the other terms and conditions of such awards, need not be the same for each award or each Service Provider to whom an award is granted. A Service Provider may (but need not) be granted Performance Share Awards and Performance Unit Awards each year, and the performance period applicable to any such Award may overlap with one or more years included in the performance period applicable to any earlier- or later-granted Award. Subject to Section 6(d) below, the Committee may retain discretion to adjust the determinations of the degree of attainment of the performance objectives applicable to Performance Share Awards and Performance Unit Awards.

(c) Subject to Section 6(e) below, the Committee may but need not provide that, if the Service Provider’s death or disability or another circumstance or event specified by the Committee occurs before the performance goal applicable to a Performance Share Award or Performance Unit Award is attained, and irrespective of whether the performance goal is thereafter attained, the Performance Share Award or Performance Unit Award will be earned in whole or in part (as the Committee may specify).

(d) The Committee may but need not provide for a Service Provider’s Performance Share Award or Performance Unit Award to be forfeited in whole or in part if such Participant’s employment by or other service that benefits the Company, a Subsidiary or an Allied Enterprise terminates for any reason before shares are issued or money is paid (as applicable) in full settlement of such Performance Share Award or Performance Unit Award.

(e) Except as otherwise provided in the instrument evidencing a Performance Share Award or Performance Unit Award, Performance Share Awards and Performance Unit Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or to a Beneficiary.

III. Dividend Equivalents. The Committee may grant any Service Provider the right to be paid, subject to such terms and conditions as the Committee may specify, an amount of money equal to the dividends paid from time to time on a specified number of shares of Common Stock (which may but need not be based on the number of shares that are subject to another Award, including without limitation an Option or Stock Appreciation Rights, and whether or not such other Award is vested or exercisable). The Committee may provide for such amount of money to be paid on each date on which such dividends are paid or at a subsequent future time or times. If it is not paid on each such date, then, if so provided by the Committee, and subject to such terms and conditions as the Committee may impose, until such money is paid or forfeited, it shall be credited to the Service Provider on the books of the Company and may earn amounts equivalent to interest or another investment return specified by the Committee, or may earn amounts equivalent to the dividends that would be paid on a number of shares of Common Stock having a Fair Market Value on its dividend payment date equal to such amount. Any such equivalent amounts may be paid as earned or may be deferred and reinvested until a future date or dates, as the Committee may specify, provided that any dividends deemed reinvested in shares of Common Stock shall be deemed reinvested at Fair Market Value on the applicable dividend payment date. Dividend Equivalents may be paid in the form of money or shares of Common Stock based on their Fair Market Value on the payment date, or in a combination of money and such shares, as the Committee may provide. Any shares of Common Stock issued in payment of Dividend Equivalents shall be charged against the maximum aggregate number of shares which may be issued pursuant to Awards under Section 4(a)(i) above.

6. Performance Measures and Other Provisions Applicable to Performance-Based Compensation Awards

(a) Awards that the Committee intends to qualify as Performance-Based Compensation shall be granted and administered in a manner that will enable such Awards to qualify as Performance-Based Compensation.

(b) The performance goal applicable to any Award (other than an Appreciation-Only Award) that the Committee intends to qualify as Performance-Based Compensation shall be based on targeted levels of, targeted levels of return on, or targeted levels of growth for, any one or more of the following performance measures on a

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consolidated Company, consolidated Group, business unit or divisional level, as the Committee may specify: earnings per share, net income, operating income, performance profit (operating income minus an allocated charge approximating the Company’s cost of capital, before or after tax), gross margin, revenue, working capital, total assets, net assets, stockholders’ equity, or cash flow. The Committee shall select the performance measure or measures on which the performance goal applicable to any such Award shall be based and shall establish the levels of performance at which such Award is to be earned in whole or in part. Any such performance measure or combination of such performance measures may apply to the Service Provider’s Award in its entirety or to any designated portion or portions of the Award, as the Committee may specify. The foregoing performance measures shall be determined in accordance with generally accepted accounting principles (“GAAPs”) to the extent that GAAPs define such performance measures, and otherwise shall be determined in accordance with any customary and reasonable definition the Committee approves. However, notwithstanding the preceding sentence, unless the Committee determines otherwise prior to payment of an Award to which this Section 6(b) applies, and subject to any exercise of “negative discretion” by the Committee, extraordinary, unusual or non-recurring items; discontinued operations; effects of accounting changes; effects of currency fluctuations; effects of financing activities (by way of example, without limitation, effect on earnings per share of issuing convertible debt securities); expenses for restructuring or productivity initiatives; non-operating items; effects of acquisitions and acquisition expenses; and effects of divestitures and divestiture expenses, any of which affect any performance goal applicable to such Award (including, without limitation, earnings per share) shall be automatically excluded or included in determining the extent to which the performance goal has been achieved, whichever will produce the higher Award.

(c) Any provision of the Plan to the contrary notwithstanding, but subject to Section 6(e), Section 9 and Section 10 below, Awards to which Section 6(b) above applies shall (i) “be paid solely on account of the attainment of one or more preestablished, objective performance goals” (within the meaning of Treasury Regulation 1.162-27(e)(2) or its successor) over a period of one year or longer, which performance goals shall be based upon one or more of the performance measures set forth in Section 6(b) above, and (ii) be subject to such other terms and conditions as the Committee may impose.

(d) The terms of the performance goal applicable to any Award to which Section 6(b) above applies shall preclude discretion to increase the amount of compensation that would otherwise be due upon attainment of the goal.

(e) An Award to which Section 6(b) above applies may be earned in whole or in part if the Service Provider’s death or disability or a Change in Control or another circumstance or event specified by the Committee occurs before the performance goal applicable to the Award is attained, and irrespective of whether the performance goal applicable to the Award is thereafter attained, but only if and to the extent that (i) the Committee so provides with respect to such Award, and (ii) the Award will nevertheless qualify as Performance-Based Compensation if the performance goal applicable to such Award is attained and the Service Provider’s death or disability, a Change in Control or any such other circumstance or event specified by the Committee does not occur.

7. Options. Except as otherwise provided in Section 13(e), Options shall be subject to the following provisions and such other terms and conditions, consistent with the following provisions, as the Committee may provide in the instrument evidencing the Options:

(a) Subject to the provisions of Section 10, the purchase price per share shall be, in the case of an Incentive Stock Option, not less than 100% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted (or in the case of any optionee who, at the time such Incentive Stock Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporation, not less than 110% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted) and, in the case of a Non-Statutory Stock Option, not less than the par value of a share of Common Stock on the date the Non-Statutory Stock Option is granted. Subject to the foregoing limitations, the purchase price per share may, if the Committee so provides at the time of grant of an Option, be indexed to the increase or decrease in an index specified by the Committee.

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(b) The purchase price of shares subject to an Option may be paid in whole or in part (i) in money, (ii) by bank-certified, cashier’s or personal check subject to collection, (iii) if so provided in the Option and subject to Section 402 of the Sarbanes-Oxley Act of 2002 as amended from time to time and subject to such terms and conditions as the Committee may impose, by delivering to the Company a properly executed exercise notice together with a copy of irrevocable instructions to a stockbroker to sell immediately some or all of the shares acquired by exercise of the option and to deliver promptly to the Company an amount of sale proceeds (or, in lieu of or pending a sale, loan proceeds) sufficient to pay the purchase price, (iv) if so provided in the Option and subject to such terms and conditions as may be specified in the Option, in shares of Common Stock which have been owned by the optionee for at least six months or which were acquired on the open market and which are surrendered to the Company actually or by attestation, or (v) if so provided in the Option and subject to such terms and conditions as may be specified in the Option, by electing to have the Company retain some of the shares of Common Stock that would otherwise be issued pursuant to the Option exercise. Any shares of Common Stock thus surrendered to or retained by the Company shall be valued at their Fair Market Value on the date of exercise. If so provided in the Option and subject to such terms and conditions as are specified in the Option, in lieu of the foregoing methods of payment, any portion of the purchase price of the shares to be issued may be paid by a promissory note secured by a pledge of the purchased shares in such form and containing such provisions (which may but need not provide for interest and for payment of the note at the election of the Service Provider in money or in shares of Common Stock or other property surrendered to the Company) as the Committee may approve; provided that (A) payment by promissory note may be made only if and to the extent that the General Counsel determines that it is permissible under the Delaware General Corporation Law and Section 402 of the Sarbanes-Oxley Act of 2002 as amended from time to time, and (B) if the Committee permits any such note to be paid by surrender of shares of Common Stock, such shares shall be valued at their Fair Market Value on the date of such surrender, and (C) if the Committee permits any such note to be paid by surrender of other property, such other property shall be valued at its fair market value on any reasonable basis established or approved by the Committee, and (D) in the case of an Incentive Stock Option, any such note shall bear interest at the minimum rate required to avoid imputation of interest under federal income tax laws applicable at the time of exercise and (E) any such note shall mature in ten years or such lesser period as may be specified by the Committee.

(c) Options may be granted for such lawful consideration, including but not limited to money or other property, tangible or intangible, or labor or services received or to be received by the Company, as the Committee may determine when the Option is granted. Property for purposes of the preceding sentence shall include an obligation of the Company unless prohibited by applicable law. Subject to the foregoing and the other provisions of this Section 7, each Option may be exercisable in full at the time of grant or may become exercisable in one or more installments and at such time or times and subject to such terms and conditions, as the Committee may determine. Without limiting the foregoing, an Option may (but need not) provide by its terms that it will become exercisable in whole or in part upon the completion of specified periods of service or earlier achievement of one or more performance objectives specified therein, or that it will become exercisable only if one or more performance goals specified therein are achieved. The Committee may at any time accelerate the date on which an Option becomes exercisable, and no additional consideration need be received by the Company in exchange for such acceleration. Unless otherwise provided in the instrument evidencing the Option, an Option, to the extent it becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the Option.

(d) Subject to Section 13(a) below, each Option shall be exercisable during the life of the optionee only by him or his guardian or legal representative, and after death only by his Beneficiary. Notwithstanding any other provision of this Plan, (i) no Option shall be exercisable after the tenth anniversary of the date on which the Option was granted, and (ii) no Incentive Stock Option which is granted to any optionee who, at the time such Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporation, shall be exercisable after the expiration of five (5) years from the date such Option is granted. If an Option is granted for a term of less than ten years, the Committee may, at any time prior to the expiration of the Option, extend its term for a period ending not later than on the tenth anniversary of the date on which the Option was granted, and no additional consideration need be

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received by the Company in exchange for such extension. Subject to the foregoing provisions of this Section 7(d), the Committee may but need not provide for an Option to be exercisable after termination of the Service Provider’s employment or other service for any period and subject to any terms and conditions that the Committee may determine.

(e) An Option may, but need not, be an Incentive Stock Option; provided that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which Incentive Stock Options may be exercisable for the first time by any Employee during any calendar year (under all plans, including this Plan, of his employer corporation and its parent and subsidiary corporations) shall not exceed $100,000 unless the Code is amended to allow a higher dollar amount.

(f) Shares purchased pursuant to the exercise of an Option shall be issued to the person exercising the Option as soon as practicable after the Option is properly exercised. However, the Committee may (but need not) permit the person exercising an Option to elect to defer the issuance of shares purchased pursuant to the exercise of the Option on such terms and subject to such conditions and for such periods of time as the Committee may in its discretion provide. In the event of such deferral, the Committee may (but need not) grant the person who exercised the Option Dividend Equivalents with respect to such shares. No person exercising an Option shall acquire any rights of a shareholder unless and until the shares purchased pursuant to the exercise of the Option are issued to him. If so provided in the instrument evidencing the Option, the shares issued pursuant to the exercise of the Option may be non-transferable and forfeitable to the Company in designated circumstances and for specified periods of time.

(g) The Committee may (but need not) provide, at the time of grant of an Incentive Stock Option or, with respect to a Non-Statutory Stock Option, at or after the time of grant, that the Service Provider to whom such Option is granted shall be granted a Non-Statutory Stock Option (a “Reloaded Option”) if and when (i) such Service Provider exercises all or part of an Option, including without limitation a previously granted Reloaded Option, (an “Original Option”) by surrendering shares of Common Stock already owned by him in full or partial payment of the option price under such Original Option and/or (ii) shares of Common Stock are withheld to satisfy tax obligations incident to the exercise of such Original Option. All Reloaded Options are subject to the availability of shares of Common Stock under the Plan at the time of such exercise. A Reloaded Option shall cover a number of shares of Common Stock not greater than the number of shares of Common Stock surrendered in payment of the option price under such Original Option and/or used to satisfy any tax obligation incident to the exercise of such Original Option. Each Reloaded Option shall have an option price equal to the Fair Market Value of the Common Stock on the date of grant of the Reloaded Option and shall expire on the stated expiration date of the Original Option. The date of grant of a Reloaded Option shall be the date on which the exercise of the Original Option results in the grant of such Reloaded Option. A Reloaded Option shall be exercisable at any time and from time to time from or after the date of grant of the Reloaded Option (or as the Committee in its sole discretion shall otherwise specify in the written instrument evidencing the Reloaded Option). The written instrument evidencing the Original Option or the Reloaded Option may contain such other terms and conditions as the Committee may in its discretion impose, which, without limitation, may (but need not) (A) make the grant or exercise of Reloaded Options contingent on the achievement of specified levels of stock appreciation on the Original Option or otherwise, (B) limit the number of Reloaded Options that may be granted or the intervals at which Reloaded Options may be granted, and (C) include a restriction on the transferability of the Common Stock received upon the exercise of the Original Option or any Reloaded Option.

(h) The Committee shall not have the authority to reduce the purchase price of shares under outstanding Options, except as permitted by Section 10 below (relating to adjustments for changes in capitalization and similar adjustments). If the Committee grants an Option under which the purchase price of the optioned shares is indexed to the increase or decrease in a specified index, as permitted by Section 7(a) above, a reduction in the purchase price resulting from a decrease in the index shall not be deemed to violate the first sentence of this Section 7(h).

(i) No Employee shall make any elective contribution or employee contribution to the Plan (within the meaning of Treasury Regulation Section 1.401(k)-1(d)(2)(iv)(B)(4) or a successor thereto) during the six months after the

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Employee’s receipt of a hardship distribution from a plan of the Company or a related party within the provisions of Code Sections 414(b), (c), (m) or (o) containing a cash or deferred arrangement under Section 401(k) of the Code. The preceding sentence shall not apply if and to the extent that the General Counsel determines it is not necessary to qualify any such plan as a cash or deferred arrangement under Section 401(k) of the Code.

(j) No option shall be exercisable unless and until the Company (i) obtains the approval of all regulatory bodies whose approval the General Counsel may deem necessary or desirable, and (ii) complies with all legal requirements deemed applicable by the General Counsel.

(k) An Option shall be considered exercised if and when written notice, signed by the person exercising the Option and stating the number of shares with respect to which the Option is being exercised, is received by the designated representative of the Company on a properly completed form approved for this purpose by the Committee, accompanied by full payment of the Option exercise price in one or more of the forms authorized in the instrument evidencing such Option and described in Section 7(b) above for the number of shares to be purchased. No Option may at any time be exercised with respect to a fractional share unless the instrument evidencing such Option expressly provides otherwise.

8. Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the Plan, as shall from time to time be determined by the Committee and to the following terms and conditions:

(a) Stock Appreciation Rights that are granted under the Plan may be linked to all or any part of an Option (“Linked Stock Appreciation Rights”), or may be granted without any linkage to an Option (“Free-Standing Stock Appreciation Rights”). Linked Stock Appreciation Rights may be granted on the date of grant of the related Option or on any date thereafter, as the Committee may determine.

(b) Linked Stock Appreciation Rights may be granted either as an alternative or a supplement to the Option to which they are linked (the “related” Option). Linked Stock Appreciation Rights that are granted as an alternative to the related Option may only be exercised when the related Option is exercisable, and at no time may a number of such Linked Stock Appreciation Rights be exercised that exceeds the number of shares with respect to which the related Option is then exercisable. Upon exercise of Linked Stock Appreciation Rights that are granted as an alternative to an Option, the holder shall be entitled to receive the amount determined pursuant to Section 8(e) below. Exercise of each such Linked Stock Appreciation Right shall cancel the related Option with respect to one share of Common Stock purchaseable under the Option. Linked Stock Appreciation Rights that are granted as a supplement to the related Option shall entitle the holder to receive the amount determined pursuant to Section 8(e) below if and when the holder purchases shares under the related Option or at any subsequent time specified in the instrument evidencing such Stock Appreciation Rights.

(c) Stock Appreciation Rights may be granted for such lawful consideration, including but not limited to money or other property, tangible or intangible, or labor or services received or to be received by the Company, as the Committee may determine when the Stock Appreciation Rights are granted. Property for purposes of the preceding sentence shall include an obligation of the Company unless prohibited by applicable law. Subject to the foregoing and the other provisions of this Section 8, Stock Appreciation Rights may be exercisable in full at the time of grant or may become exercisable in one or more installments and at such time or times and subject to such terms and conditions, as the Committee may determine. Without limiting the foregoing, Stock Appreciation Rights may (but need not) provide by their terms that they will become exercisable in whole or in part upon the completion of specified periods of service or earlier achievement of one or more specified performance objectives, or that they will become exercisable only if one or more specified performance goals are achieved. The Committee may at any time accelerate the date on which Stock Appreciation Rights become exercisable, and no additional consideration need be received by the Company in exchange for such acceleration. Unless otherwise provided in the Plan or the instrument evidencing the Stock Appreciation Rights, Stock Appreciation Rights, to the extent they become exercisable, may be exercised at any time in whole or in part until they expire or terminate.

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(d) No Free-Standing Stock Appreciation Rights or Linked Stock Appreciation Rights that are granted as a supplement to the related Option shall be exercisable after the tenth anniversary of the date on which the Stock Appreciation Rights were granted, and no Linked Stock Appreciation Rights that are granted as an alternative to the related Option shall be exercisable after the related Option ceases to be exercisable. If the Committee grants Stock Appreciation Rights for a lesser term than that permitted by the preceding sentence, the Committee may, at any time prior to expiration of the Stock Appreciation Rights, extend their term to the maximum term permitted by the preceding sentence, and no additional consideration need be received by the Company in exchange for such extension. Subject to the foregoing provisions of this Section 8(d), the Committee may but need not provide for Stock Appreciation Rights to be exercisable after termination of the Service Provider’s employment or other service for any period and subject to any terms and conditions that the Committee may determine.

(e) Upon exercise of Stock Appreciation Rights, the holder thereof shall be entitled to receive an amount of money, or a number shares of Common Stock that have a Fair Market Value on the date of exercise of such Stock Appreciation Rights, or a combination of money and shares valued at Fair Market Value on such date, as the Committee may determine, equal to the amount by which the Fair Market Value of a share of Common Stock on the date of such exercise exceeds the Exercise Price (as hereafter defined) of the Stock Appreciation Rights, multiplied by the number of Stock Appreciation Rights exercised; provided that in no event shall a fractional share be issued unless the instrument evidencing such Stock Appreciation Rights expressly provides otherwise. In the case of Linked Stock Appreciation Rights that are granted as an alternative to the related Option, the Exercise Price shall be the price at which shares may be purchased under the related Option. In the case of Linked Stock Appreciation Rights that are granted as a supplement to the related Option, and in the case of Free-Standing Stock Appreciation Rights, the Exercise Price shall be the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Rights are granted, unless the Committee specifies a different price when the Stock Appreciation Rights are granted (which shall not be less than the par value of the Common Stock and which may be indexed to the increase or decrease in an index specified by the Committee). The Committee may provide that, notwithstanding the foregoing, upon exercise of Stock Appreciation Rights at any time during a period commencing on the third business day following the date of release for publication of any annual or quarterly summary statements of the Company’s sales and earnings and ending on the twelfth business day following such date (a “Window Period”), or during the thirty-day period following a Change in Control (a “Change in Control Period”), including, without limitation, upon exercise of Stock Appreciation Rights which expire before the end of the Window Period or Change in Control Period in which they are exercised (“Expiring Stock Appreciation Rights”), the amount of money or shares which a Section 16 Person shall be entitled to receive in settlement of such exercise shall equal the amount by which the highest Fair Market Value of Common Stock during such Window Period or such Change in Control Period (or, in the case of Expiring Stock Appreciation Rights, the highest Fair Market Value of Common Stock during the portion of such Window Period or Change in Control Period that precedes the expiration of such Stock Appreciation Rights) exceeds the Exercise Price of the Stock Appreciation Rights multiplied by the number of Stock Appreciation Rights exercised but, in the case of Stock Appreciation Rights that relate to an Incentive Stock Option, not in excess of the maximum amount that may be paid under Code Section 422 without disqualifying such Option as an incentive stock option as defined in that Code section.

(f) Subject to Section 4(e) above, (i) the limitations set forth in Section 4(a)(i) above shall be charged only for the number of shares which are actually issued in settlement of Stock Appreciation Rights; and (ii) in the case of an exercise of Linked Stock Appreciation Rights that were granted as an alternative to the related Option, if the number of shares of Common Stock previously charged against such limitations on account of the portion of the Option that is cancelled in connection with such exercise in accordance with Section 8(b) exceeds the number of shares (if any) actually issued pursuant to such exercise, the excess may be added back to the maximum aggregate number of shares available for issuance under the Plan.

(g) Subject to Section 13(a) below, Stock Appreciation Rights shall be exercisable during the life of the Service Provider only by him or his guardian or legal representative, and after death only by his Beneficiary.

(h) The Committee shall not have the authority to reduce the exercise price of outstanding Stock Appreciation Rights, except as permitted by Section 10 below (relating to adjustments for changes in capitalization and similar

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adjustments). If the Committee grants Stock Appreciation Rights the exercise price of which is indexed to the increase or decrease in a specified index, as permitted by Section 8(e) above, a reduction in the exercise price resulting from a decrease in the index shall not be deemed to violate the first sentence of this Section 8(h).

9. Certain Change in Control, Termination of Service, Death and Disability Provisions.

(a) Notwithstanding any provision of the Plan to the contrary, unless the instrument evidencing an Award provides otherwise, (i) any Award which is outstanding but not yet fully exercisable, vested, earned or payable at the time of a Change in Control shall become fully exercisable, vested, earned and payable at that time; provided that if such Change in Control occurs less than six months after the date on which such Award was granted and if the consideration for which such Award was granted consisted in whole or in part of future services, then such Award shall become fully exercisable, vested, earned and payable at the time of such Change in Control only if the participant agrees in writing (if requested to do so by the Committee in writing before such Change in Control) to remain in the employment or other applicable service that benefits the Company or a Subsidiary or an Allied Enterprise, at least through the date which is six months after the date such Award was granted, with substantially the same title, duties, authority, reporting relationships, compensation and indemnification as on the day immediately preceding the Change in Control; and (ii) any Option or Stock Appreciation Right which is outstanding at the time of a Change in Control shall remain exercisable for the full balance of its 10 year (or lesser) term, irrespective of any provision that would otherwise cause such Option or Stock Appreciation Right to terminate sooner.

(b) Subject to Section 9(a) above, the Committee may at any time, and subject to such terms and conditions as it may impose:

(i) authorize the holder of an Option or Stock Appreciation Rights to exercise the Option or Stock Appreciation Rights following the termination of the participant’s employment or other applicable service that benefits the Company or a Subsidiary or an Allied Enterprise, or following the participant’s death or disability, whether or not the Option or Stock Appreciation Rights would otherwise be exercisable following such event, provided that in no event may an Option or Stock Appreciation Rights be exercised after the expiration of their term;

(ii) grant Options and Stock Appreciation Rights which become exercisable only in the event of a Change in Control;

(iii) provide for Stock Appreciation Rights to be exercised automatically and only for money in the event of a Change in Control;

(iv) authorize any Award to become non-forfeitable, fully earned and payable following (A) the termination of the Service Provider’s employment with or other applicable service that benefits the Company or a Subsidiary or an Allied Enterprise, or (B) the Service Provider’s death or disability, whether or not the Award would otherwise become non-forfeitable, fully earned and payable following such event;

(v) grant Awards which become non-forfeitable, fully earned and payable only in the event of a Change in Control; and

(vi) provide in advance or at the time of a Change in Control for money to be paid in settlement of any Award in the event of a Change in Control, either at the election of the participant or at the election of the Committee.

10. Adjustment Provisions. In the event that any recapitalization, or reclassification, split-up, reverse split, or consolidation of shares of Common Stock shall be effected, or the outstanding shares of Common Stock shall be, in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, exchanged for a different number or class of shares of stock or other securities or property of the Company or any other entity or person, or a spin-off or a record date for determination of holders of Common Stock entitled to receive a dividend or other distribution payable in Common Stock or other property (other than normal cash

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dividends) shall occur, (a) the maximum aggregate number and class of shares or other securities or property that may be issued in accordance with Section 4(a)(i) above pursuant to (i) Awards thereafter granted, and (ii) Awards thereafter granted that are not Appreciation-Only Awards, (b) the maximum number and class of shares or other securities or property with respect to which Options or Stock Appreciation Rights, or Awards other than Appreciation-Only Awards and Dollar-Denominated Awards, may be granted during any calendar year to any Employee or other Service Provider pursuant to Section 4(a)(ii) or 4(a)(iii) above, (c) the number and class of shares or other securities or property that may be issued under outstanding Awards, (d) the exercise price or purchase price to be paid per share under outstanding and future Awards, and (e) the price to be paid per share by the Company or a Subsidiary for shares or other securities or property issued pursuant to Awards which are subject to a right of the Company or a Subsidiary to reacquire such shares or other securities or property, shall in each case be equitably adjusted; provided that with respect to Incentive Stock Options any such adjustments shall comply with Sections 422 and 424 of the Code.

11. Effective Date and Duration of Plan; Effect on Prior Plans. The Plan shall become effective on the Effective Date. No awards shall be granted under the Prior Plan or the Prior Program on or after the Effective Date, except for awards, if any, that the Company is contractually obligated to grant under the Prior Plan or the Prior Program on or after the Effective Date pursuant to agreements in force prior to the Effective Date which are not amended to provide for the awards to be granted under the Plan. If the Plan is not approved by shareholders of the Company, the Plan (including the preceding sentence) shall be null, void and of no force or effect. If the Plan is approved by shareholders of the Company, Awards may be granted within ten years after the Effective Date, but not thereafter. In no event shall an Incentive Stock Option be granted under the Plan more than ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the shareholders of the Company, whichever is earlier.

12. Administration.

(a) The Plan shall be administered by a committee of the Board consisting of two or more directors appointed from time to time by the Board. No person shall be appointed to or shall serve as a member of such committee unless at the time of such appointment and service he shall be an “independent director” as defined in applicable rules or listing standards of the New York Stock Exchange and a “non-employee director” as defined in SEC Rule 16b-3. Unless the Board determines otherwise, such committee shall also be comprised solely of “outside directors” within the meaning of Section 162(m)(4)(C)(i) of the Code and Treasury Regulation Section 1.162-27(e)(3). Notwithstanding the foregoing, if and to the maximum extent permissible under applicable laws and regulations, including in particular but not limited to Sections 141(c) and 157(c) of the General Corporation Law of Delaware, and applicable rules or listing standards of the New York Stock Exchange, any or all of the authority and responsibility of the Committee under the Plan may be exercised with respect to Service Providers who at the time any such authority or responsibility is exercised are not and have never been (i) Section 16 Persons, or (ii) “covered employees” within the meaning of Section 162(m)(3) of the Code, by (A) another committee of the Board to which the Board delegates such authority or responsibility, the members of which committee may be officers or employees of the Company and need not be “independent directors”, “non-employee directors” or “outside directors” referred to above, or (B) a Chief Executive Officer of the Company and/or a chairperson of the Committee to whom the Board or the Committee delegates such authority or responsibility. To the extent that the Board or the Committee (as applicable) delegates the authority and responsibility of the Committee pursuant to the foregoing, all references to the Committee in the Plan shall be deemed to refer to the committee to which, or the person to whom, such authority and responsibility is so delegated.

(b) The Committee may establish such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem necessary for the proper administration of the Plan, and may amend or revoke any rule or regulation so established. The Committee shall, subject to the provisions of the Plan, have full power and discretion to interpret, administer and construe the Plan and full authority to make all determinations and decisions thereunder including without limitation the authority and discretion to (i) determine the persons who are Service Providers and select the Service Providers who are to participate in the Plan, (ii) determine when Awards shall be

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granted, (iii) determine the number of shares and/or amount of money to be made subject to each Award, (iv) determine the type of Award to grant, (v) determine the terms and conditions of each Award, including the exercise price, in the case of an Option or Stock Appreciation Rights, and whether specific Awards shall be linked to one another and if so whether they shall be alternative to or supplement one another, (vi) make any adjustments pursuant to Section 10 of the Plan, and (vii) determine whether or not a specific Award is intended to qualify as Performance-Based Compensation. Without limiting the generality of the foregoing, the Committee shall have the authority to establish and administer performance goals applicable to Awards, and the authority to certify that such performance goals are attained, within the meaning of Treasury Regulation Section 1.162-27(c)(4). The interpretation by the Committee of the terms and provisions of the Plan and any instrument issued thereunder, and its administration thereof, and all action taken by the Committee, shall be final, binding and conclusive on the Company, its stockholders, Subsidiaries, Allied Enterprises, all participants and Service Providers, and upon their respective Beneficiaries, successors and assigns, and upon all other persons claiming under or through any of them.

(c) Members of the Board of Directors and members of the Committee acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross or willful misconduct in the performance of their duties.

13. General Provisions.

(a) No Award, including without limitation any Option or Stock Appreciation Rights, shall be transferable by the Service Provider or other rightful holder of such Award other than by will or the laws of descent and distribution or to a Beneficiary. The preceding sentence and any other provision of the Plan to the contrary notwithstanding, the Committee may (but need not) permit a Service Provider to transfer any Award, other than an Incentive Stock Option or any other Award that is linked to an Incentive Stock Option, during his lifetime to such other persons and such entities and on such terms and subject to such conditions as the Committee may provide in the written instrument documenting such Award.

(b) Nothing in this Plan or in any instrument executed pursuant hereto shall confer upon any person any right to continue in the employment or other service of the Company or a Subsidiary or an Allied Enterprise, or shall affect the right of the Company or a Subsidiary or any Allied Enterprise to terminate the employment or other service of any person at any time with or without cause or assigning a reason therefor.

(c) No shares of Common Stock shall be issued or transferred pursuant to an Award unless and until all legal requirements applicable to the issuance or transfer of such shares have, in the opinion of the General Counsel, been satisfied. Any such issuance or transfer shall be contingent upon the person acquiring the shares giving the Company any assurances the General Counsel may deem necessary or desirable to assure compliance with all applicable legal requirements.

(d) No person (individually or as a member of a group) and no Beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Common Stock (i) issued or transferred to, or acquired by, a trust or other legal entity pursuant to the next sentence of this Section 13(d), (ii) allocated, or (iii) reserved for the purposes of this Plan, or subject to any Award, except as to such shares of Common Stock, if any, as shall have been issued to him. The Committee may (but need not) provide at any time or from time to time (including without limitation upon or in contemplation of a Change in Control) for a number of shares of Common Stock, equal to the number of such shares subject to Awards then outstanding, to be issued or transferred to, or acquired by, a trust (which may but need not be a grantor trust) or other legal entity for the purpose of satisfying the Company’s obligations under such Awards, and, unless prohibited by applicable law, such shares held in trust or in such other legal entity shall be considered authorized and issued shares with full dividend and voting rights, notwithstanding that the Awards to which such shares relate shall not have been exercised or may not be exercisable or vested at that time.

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(e) In the event the laws of a foreign country, in which the Company or a Subsidiary or any Allied Enterprise has Service Providers, prescribe certain requirements for stock incentives to qualify for advantageous tax treatment under the laws of that country (including, without limitation, laws establishing options analogous to Incentive Stock Options), the Board of Directors, may restate, in whole or in part, this Plan and may include in such restatement additional provisions for the purpose of qualifying the restated plan and stock incentives granted thereunder under such laws; provided, however, that (i) the terms and conditions of a stock incentive granted under such restated plan may not be more favorable to the recipient than would be permitted if such stock incentive had been granted under the Plan as herein set forth, (ii) all shares allocated to or utilized for the purposes of such restated plan shall be subject to the limitations of Section 4, and (iii) the provisions of the restated plan may give the Board less but not more discretion to amend or terminate such restated plan than is provided with respect to this Plan by the provisions of Section 14 hereof.

(f) The Company and its Subsidiaries and any Allied Enterprises may make such provisions as they may deem appropriate for the withholding of any taxes which they determine they are required to withhold in connection with any Award. Without limiting the foregoing, the Committee may, subject to such terms and conditions as it may impose, permit or require any withholding tax obligation arising in connection with any Award or the grant, exercise, vesting, distribution or payment of any Award, up to the minimum required federal, state and local withholding taxes, including payroll taxes, to be satisfied in whole or in part, with or without the consent of the Service Provider or other rightful holder of the Award, by having the Company withhold all or any part of the shares of Common Stock that vest or would otherwise be issued or distributed at such time. Any shares so withheld shall be valued at their Fair Market Value on the date of such withholding.

(g) Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to directors, officers, employees, consultants or Service Providers generally, or to any class or group of such persons, which the Company or any Subsidiary now has or may hereafter lawfully put into effect, including, without limitation, any incentive compensation, retirement, pension, group insurance, stock purchase, stock bonus or stock option plan. A Service Provider may be granted an Award whether or not he is eligible to receive similar or dissimilar incentive compensation under any other plan or arrangement of the Company.

(h) The Company’s obligation to issue shares of Common Stock or to pay money in respect of any Award shall be subject to the condition that such issuance or payment would not impair the Company’s capital or constitute a breach of or cause the Company to be in violation of any covenant, warranty or representation made by the Company in any credit agreement to which the Company is a party before the date of grant of such Award.

(i) By accepting any benefits under the Plan, each Service Provider, and each person claiming under or through him, shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, all provisions of the Plan and any action or decision under the Plan by the Company, its agents and employees, and the Board of Directors and the Committee.

(j) The validity, construction, interpretation and administration of the Plan and of any determinations or decisions made thereunder, and the rights of all persons having or claiming to have any interest therein or thereunder, shall be governed by, and determined exclusively in accordance with, the laws of the State of Delaware, but without giving effect to the principles of conflicts of laws thereof. Without limiting the generality of the foregoing, the period within which any action arising under or in connection with the Plan must be commenced, shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof, irrespective of the place where the act or omission complained of took place and of the residence of any party to such action and irrespective of the place where the action may be brought. A Service Provider’s acceptance of any Award shall constitute his irrevocable and unconditional waiver of the right to a jury trial in any action or proceeding concerning the Award, the Plan or any rights or obligations of the Service Provider or the Company under or with respect to the Award or the Plan.

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(k) The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall include within its meaning the plural and vice versa.

14. Amendment and Termination. Subject to any applicable shareholder approval requirements of Delaware or federal law, the New York Stock Exchange or the Code, the Plan may be amended by the Board of Directors at any time and in any respect, including without limitation to permit or facilitate qualification of Options theretofore or thereafter granted (a) as Incentive Stock Options under the Code, or (b) for such other special tax treatment as may be enacted on or after the date on which the Plan is approved by the Board, provided that, without stockholder approval, no amendment shall increase the aggregate number of shares which may be issued under the Plan, or shall permit the exercise price of outstanding Options or Stock Appreciation Rights to be reduced, except as permitted by Section 7(h), Section 8(h) and Section 10 hereof. The Plan may also be terminated at any time by the Board of Directors. No amendment or termination of this Plan shall adversely affect any Award granted prior to the date of such amendment or termination without the written consent of the holder of such Award.

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APPENDIX 4

BARNES GROUP INC.

PERFORMANCE-LINKED BONUS PLAN

For Selected Executive Officers

SECTION 1. PURPOSE

The Performance-Linked Bonus Plan For Selected Executive Officers (the “Plan”) is designed to provide cash incentive compensation opportunities to key executives that contribute to the success of Barnes Group Inc. (the “Company”) and its subsidiaries. All employees (a) who are executive officers of the Company, (b) whose incentive compensation for any taxable year(s) of the Company commencing on or after January 1, 2001 the Committee (as hereafter defined) anticipates may not be deductible by the Company in whole or in part but for compliance with section 162(m)(4)(C) of the Internal Revenue Code of 1986 as amended (the “Code”), and (c) who are selected to participate in the Plan, including members of the Board of Directors of the Company who are such employees, are eligible to participate in the Plan.

SECTION 2. ADMINISTRATION

The Plan shall be administered by the Compensation and Management Development Committee of the Board of Directors of the Company, or its successor (the “Committee”). The Committee shall consist of not less than two directors who are not employees of the Company or any subsidiary of the Company and shall be comprised solely of directors who are “outside directors” within the meaning of Section 162(m)(4)(C)(i) of the Code. The Committee shall have authority, subject to the provisions of the Plan, to: select employees to participate in the Plan; establish and administer the performance objectives and the Award opportunities applicable to each participant and certify whether the goals have been attained; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, and waive rules and regulations for the Plan’s administration; and make all other determinations which may be necessary or advisable for the administration of the Plan. Any determination by the Committee pursuant to the Plan shall be final, binding and conclusive on all employees and participants and anyone claiming under or through any of them. Amounts paid or projected to be paid under the Plan are referred to herein as “Awards.”

SECTION 3. DEFINITIONS

3.1	“Award Period” shall mean the period of time within which Performance is measured for the purpose of determining whether an Award has been earned.

3.2	“CEO” shall mean the President and Chief Executive Officer of the Company.

3.3	“Covered Employee” shall have the meaning set forth in Section 162(m) of the Code.

3.4	“Group” shall mean the Executive Office, Associated Spring, Barnes Distribution, or Barnes Aerospace, or any business unit, division, or similar collection of cost centers, profit centers, or international subsidiaries that may be recognized as such by the Committee.

3.5	“Individual Target” shall mean a percentage of salary for each individual participating in the Plan. The Committee will establish the Individual Target for each participant no later than the earlier of (a) 90 days after the start of the Award Period or (b) a date on which no more than one fourth of the Award Period has elapsed.

3.6	“Maximum” shall mean a Performance level at or above which the amount paid or projected to be paid for an Award Period is equal to such maximum percentage of the Individual Targets as may be established by the Committee for each participant no later than the earlier of (a) 90 days after the start of the Award Period or (b) a date on which no more than one fourth of the Award Period has elapsed.

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3.7	“Performance” shall mean the performance objectives established by the Committee in advance, in writing, in terms of an objective formula or standard, with respect to each Group for an Award Period, for the purpose of determining whether, and to what extent, an Award has been earned by the Group for such Award Period. The terms of the objective formula or standard shall preclude discretion to increase the amount of the Award that would otherwise be due upon attainment of the Performance level. Performance objectives shall consist of targeted levels, targeted levels of return on, or targeted levels of growth for, one or more of the following on a consolidated Company, consolidated Group, business unit or divisional level: earnings per share, net income, operating income, performance profit (operating income minus an allocated charge approximating the Company’s cost of capital, before or after tax), gross margin, revenue, working capital, total assets, net assets, stockholders’ equity, or cash flow. The foregoing criteria shall be determined in accordance with generally accepted accounting principles, except to the extent the Committee directs otherwise within the earlier of (a) 90 days after the start of the Award Period or (b) a date on which no more than one fourth of the Award Period has elapsed, and may include or exclude any or all of the following items, as the Committee may specify: extraordinary, unusual or non-recurring items; discontinued operations; effects of accounting changes; effects of currency fluctuations; effects of financing activities (by way of example, without limitation, effect on earnings per share of issuing convertible debt securities); expenses for restructuring or productivity initiatives; non-operating items; effects of acquisitions and acquisition expenses; and effects of divestitures and divestiture expenses. Any such performance criterion or combination of such criteria may apply to the participant’s Award opportunity in its entirety or to any designated portion or portions of the Award opportunity, as the Committee may specify. Unless the Committee determines otherwise at any time prior to payment of a participant’s Award for an Award Period and subject to the Committee’s right to exercise negative discretion pursuant to Section 6.1, extraordinary, unusual or non-recurring items, discontinued operations, effects of accounting changes, effects of currency fluctuations, effects of financing activities, expenses for restructuring or productivity initiatives, non-operating items, effects of acquisitions and acquisition expenses, and effects of divestitures and divestiture expenses, any of which affect any Performance criterion applicable to the Award (including but not limited to the criterion of earnings per share) shall be automatically excluded or included in determining the extent to which the Performance level has been achieved, whichever will produce the higher Award.

3.8	“Target” shall mean a Performance level above the Threshold and below the Maximum at which the amount paid or projected to be paid for an Award Period is equal to 100% of the Individual Targets for the members of the corresponding Group.

3.9	“Threshold” shall mean a Performance level at or above which an Award is earned for an Award Period. For Threshold Performance, the amount paid or projected to be paid for an Award Period is equal to such minimum percentage of the Individual Targets as may be established by the Committee no later than the earlier of (a) 90 days after the start of the Award Period or (b) a date on which no more than one fourth of the Award Period has elapsed.

SECTION 4. GROUP PERFORMANCE LEVELS

If an Award Period is a calendar year, prior to March 31, the Committee shall establish the Threshold, Target and Maximum for each Group, and the method for computing the Award for each participant in the Group for such year if the Threshold, Target or Maximum is attained. If an Award Period is not a calendar year, then the Committee shall establish in writing no later than the earlier of (a) 90 days after the start of the Award Period or (b) a date on which no more than one fourth of the Award Period has elapsed, the Threshold, Target and Maximum for each Group and the method for computing the Award for each participant in the Group for such Award Period if the Threshold, Target or Maximum is attained. The Committee may also designate one or more intermediate levels of Performance between the Threshold and the Target, and the Target and the Maximum, for a Group, and the percentage of the corresponding Individual Targets that will be available for payment as an Award if Performance equals such intermediate level.

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SECTION 5. PARTICIPANTS

If an Award Period is a calendar year, prior to March 31, the Committee shall designate the eligible participants and the respective Groups in which they shall participate. The CEO shall participate in the Executive Office Group for each Award Period. If an Award Period is not a calendar year, then the Committee shall designate the eligible participants, and the respective Groups, no later than the earlier of (a) 90 days after the start of the Award Period or (b) a date on which no more than one fourth of the Award Period has elapsed. Except for Plan participants who retire, die or become permanently disabled during the year, whose Award shall be prorated to the date of such retirement, death or permanent disability, a person must be employed by the Company or one of its subsidiaries on the date of payment of an Award in order to be eligible to receive an Award.

SECTION 6. AWARDS

6.1	After the end of the Award Period and based on the final Performance of each Group, the Committee shall determine the Award for each participant, based in all instances on the participant’s Individual Target and the Performance level achieved. No provision of the Plan shall preclude the Committee from exercising negative discretion with respect to any Award hereunder, within the meaning of Treasury Regulation Section 1.162-27(e)(2)(iii)(A).

6.2	Subject to Section 7, the Committee shall have the authority to refrain from making an Award to any participant.

SECTION 7. LIMITATIONS

Notwithstanding anything in the Plan to the contrary, no Award in excess of the calculated Award shall be made to any Covered Employee under any circumstances.

Awards at Target shall be greater than Awards at Threshold and less than Awards at Maximum.

Regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended, require that a maximum individual Award be established for any Awards to Covered Employees that are intended to qualify as performance-based compensation. For purposes of qualifying Awards as performance-based compensation under such regulations, notwithstanding anything in the Plan to the contrary, no Award in excess of $7 million shall be paid to any Covered Employee for services rendered in any calendar year.

SECTION 8. PAYMENT OF AWARDS

Payment of any Award shall be contingent upon approval by the stockholders of the Company, prior to payment, of the material terms under which the Award is to be paid, in accordance with Section 162(m)(4)(C)(ii) of the Code and the related Treasury regulations. Unless and until such stockholder approval is obtained, no Award shall be paid.

Payment of any Award shall also be contingent upon the Committee’s certifying in writing that the Performance level and any other material terms applicable to such Award were in fact satisfied, in accordance with Section 162(m)(4)(C)(iii) of the Code and the related Treasury regulations. Unless and until the Committee so certifies, such Award shall not be paid.

Awards shall be paid in cash within 75 days after the expiration of the Award Period, unless otherwise decided by the Committee.

SECTION 9. GENERAL

9.1	The interpretation of the Plan by the Committee and its decisions on all questions arising under the Plan shall be conclusive and binding on all Plan participants.

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9.2	The Plan may be amended at any time, including retroactively, by the Committee.

9.3	The Plan supersedes all prior incentive plans, including without limitation the Management Incentive Compensation Plan, for all participants, effective as of January 1, 2001 for the Award Period of calendar year 2001 and Award Periods thereafter.

9.4	Any provision of the Plan to the contrary notwithstanding, (a) Awards to Covered Employees under the Plan are intended to qualify as performance-based compensation under Code Section 162(m)(4)(C), and (b) any provision of the Plan that would prevent an Award to any Covered Employee from so qualifying shall be administered, interpreted and construed to carry out such intention and any provision that cannot be so administered, interpreted and construed shall, to that extent, be disregarded. No provision of the Plan, nor the selection of any eligible employee to participate in the Plan, shall constitute an employment agreement or affect the duration of any participant’s employment, which shall remain “employment at will” unless an employment agreement between the Company and the participant provides otherwise. Both the participant and the Company shall remain free to terminate employment at any time to the same extent as if the Plan had not been adopted.

Approved: 4/12/01

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Barnes Group Inc.

Executive Office

123 Main Street

Post Office Box 489

Bristol, Connecticut 06011-0489 U.S.A.

2006 BARNES GROUP INC. PROXY	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

The Board of Directors unanimously recommends a vote FOR the following nominees:					FOR	AGAINST	ABSTAIN

1. ELECTION OF DIRECTORS FOR A TWO-YEAR TERM			2.	AMEND RESTATED CERTIFICATE OF INCORPORATION	☐	☐	☐
(01) William C. Denninger
(02) Gregory F. Milzcik	FOR the nominees listed to the left (except as marked to the contrary) ☐	WITHHOLD AUTHORITY to vote for the nominees listed to the left ☐			FOR	AGAINST	ABSTAIN
ELECTION OF DIRECTORS FOR A THREE-YEAR TERM			3.	APPROVE THE AMENDED BARNES GROUP INC. STOCK AND INCENTIVE AWARD PLAN	☐	☐	☐
					FOR	AGAINST	ABSTAIN
(03) Thomas O. Barnes (04) Gary G. Benanav (05) Donald W. Griffin (06) Mylle H. Mangum			4.	APPROVE THE BARNES GROUP INC. PERFORMANCE – LINKED BONUS PLAN FOR SELECTED EXECUTIVE OFFICERS	☐	☐	☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)					FOR	AGAINST	ABSTAIN
			5.	RATIFY SELECTION OF PRICEWATERHOUSE-COOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	☐	☐	☐
This proxy is solicited by the Board of Directors. This proxy will be voted in the manner specified herein by the undersigned stockholder(s). Unless otherwise directed, this proxy shall be voted for proposals 1, 2, 3, 4 and 5.

Choose MLinksm for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect at www.melloninvestor.com/isd where step-by step instructions will prompt you through enrollment.

						I plan to attend the meeting.	☐

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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Ù FOLD AND DETACH HERE Ù

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail

http://www.proxyvoting.com/b Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	(for residents of the USA or Canada with a touch-tone phone only) 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote by Internet or by telephone,

you do NOT need to mail back your proxy card.

2006 BARNES GROUP INC.

ANNUAL MEETING OF STOCKHOLDERS

APRIL 20, 2006 - 11:00 a.m.

HARTFORD/WINDSOR MARRIOTT AIRPORT HOTEL

28 DAY HILL ROAD, WINDSOR, CT 06095

The undersigned stockholder(s) of Barnes Group Inc. hereby appoints Signe S. Gates and Monique B. Marchetti, each with the power to appoint her substitute, as the undersigned’s proxies and attorneys-in-fact, to vote all the shares of common stock covered by this proxy at the Annual Meeting of Stockholders on April 20, 2006, or at any adjournment thereof, upon the matters set forth in the Notice of such meeting with all the powers the undersigned would possess if personally present. Either person is individually authorized to vote as specified on proposals 1, 2, 3, 4 and 5, and otherwise in her discretion.

This card also provides confidential voting instructions to the Trustee for shares held in the Barnes Group Inc. Retirement Savings Plan. If you are a participant and have shares of Barnes Group Inc. common stock allocated to your account under this plan, please read the following as to the voting of such shares. If you do not provide voting instructions to the Trustee by April 17, 2006, the shares allocated to your account will not be voted.

Trustee’s Authorization: The undersigned authorizes Fidelity Management Trust Company, as Trustee of the Barnes Group Inc. Retirement Savings Plan, to vote all shares of the common stock of the Company allocated to the undersigned’s account under such plan at the Annual Meeting of Stockholders or at any adjournment thereof, in accordance with the instructions on the reverse side.

THIS PROXY/VOTING INSTRUCTION CARD IS CONTINUED ON THE REVERSE SIDE.

PLEASE SIGN ON THE REVERSE SIDE.

Address Change/Comments (Mark the corresponding box on the reverse side)

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Ù FOLD AND DETACH HERE Ù

YOUR VOTE IS IMPORTANT!

For your convenience, you can vote your shares in one of three ways:

1.	Vote By Internet: http://www.proxyvoting.com/b: Use the Internet to vote your proxy and help to reduce the Company’s costs. Have your proxy card in hand when you access the web site.

OR

2.	Vote By Telephone: If you are a resident of the U.S.A. or Canada and have a touch tone telephone, you can call the proxy tabulator, Mellon Investor Services LLC, at the toll-free telephone number: 1-866-540-5760 and follow the instructions found on the reverse side of this card on how to vote your shares. There will be no charge to you for the call. If you are not a resident of the U.S.A. or Canada or do not have a touch tone telephone, please vote by Internet or by mailing your proxy. Please note that voting by telephone rather than by mail, will help to reduce the Company’s costs.

OR

3.	Vote By Mail: Mark, sign and date your proxy and return it promptly in the enclosed envelope. Please sign exactly as the name(s) appears on the reverse side. If the shares are registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys-in-fact, general partners and other persons acting in a representative capacity should add their complete titles. When a corporation gives the proxy, an authorized officer should sign.

THANK YOU FOR VOTING